UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22686

Blackstone / GSO Strategic Credit Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154
 (Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant's telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

Item 1. Report to Stockholders.

GSO
CAPITAL PARTNERS
A Blackstone Company

Blackstone / GSO

BSL	BGX	BGB
Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
(NYSE: BSL)	(NYSE: BGX)	(NYSE: BGB)

Annual Report

December 31, 2016

Table of Contents

Manager Commentary	1
Fund Summary
Blackstone / GSO Senior Floating Rate Term Fund	3
Blackstone / GSO Long-Short Credit Income Fund	5
Blackstone / GSO Strategic Credit Fund	7
Portfolio of Investments
Blackstone / GSO Senior Floating Rate Term Fund	9
Blackstone / GSO Long-Short Credit Income Fund	18
Blackstone / GSO Strategic Credit Fund	28
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Statements of Cash Flows	43
Financial Highlights
Blackstone / GSO Senior Floating Rate Term Fund	44
Blackstone / GSO Long-Short Credit Income Fund	46
Blackstone / GSO Strategic Credit Fund	48
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	62
Summary of Dividend Reinvestment Plan	63
Additional Information	64
Privacy Procedures	65
Trustees & Officers	67

Blackstone / GSO Funds	Manager Commentary

December 31, 2016 (Unaudited)

To Our Shareholders:

Surprising  political  developments  did  little  to  discourage  the  equity  and  credit  markets  from  reaching  new  highs  and  recording  the  best  annual returns  in  over  a  half  decade.  The  biggest  political  story  was  the  U.S.  Presidential  Election  in  which  businessman  Donald  Trump  defeated  a better‐financed and heavily‐favored Hillary Clinton. Similar to the Brexit vote, the market’s initial reaction was negative though the selloff was short lived. Investors quickly judged the incoming administration to  be business friendly and markets promptly reversed course. It remains to be seen whether  “Trumponomics”  will  overcome  the  low‐inflation,  low‐growth  period  the  U.S  has  been  stuck  in,  but  deregulation  and  fiscal  expansion should be supportive of growth. The markets are responding in the affirmative; however, the U.S. still faces the headwinds of aging demographics, declining productivity gains and a stronger dollar.

The high yield market recorded its fourth best year (+17.13%) in the past quarter century while the senior loan market registered its fourth best  year  (+10.16%)  in  the  near‐two‐decade  history  of  the  S&P/LSTA  Leveraged  Loan  Index.  Performance  was  driven  in  part  by  the  rebound  in  commodity  prices  and  other  distressed  credits.  The  energy  sector  alone  contributed  over  3.00%  to  high  yield’s  2016  return  while  bonds  rated  triple‐C surged 31.46% in 2016, snapping a two‐year losing streak. Senior loans rated below B‐, including defaulted credits, gained 28.68% last year.  Energy loans soared 44.91% to lead all sectors, followed closely by the metals & minerals segment, which gained 42.17%. The risk‐on trade clearly  rewarded investors in 2016.

Other asset classes produced mixed results last year. Large cap equities (S&P 500) rallied 7.82% over the final six months but trailed high yield for the year (+11.95%). Treasuries retreated during the second half, offsetting the strong start to 2016. The 10‐year Treasury sank 7.51% over the last  six  months  versus  the  7.95%  gain  over  the  first  six  months  of  2016.  Emerging  markets  were  roughly  flat  during  the  second  half  (+0.44%)  after submitting the best first‐half performance among major dollar‐denominated assets (+9.40%).

Market returns over the last half of 2016, which saw Treasury yields rise and credit spreads tighten, represented a striking shift from the past few  years  when  Treasury  yields  and  credit  spreads  often  moved  in  the  same  direction.  Easier  monetary  policy  led  to  lower  yields  and  tighter  credit  spreads. While monetary policy assisted markets over the past few years, we are beginning to see signs of global central banks handing off to fiscal  policy makers. In general, an expansion in fiscal policy should be negative for rates (i.e. higher rates) and good for equities and credit spreads (i.e.  lower spreads). We have seen fiscal‐related talk (e.g. fewer regulation, more spending, lower taxes) in a number of countries including the U.S., the  U.K. and Japan. This is not to say that central bank policy is not important anymore, but rather, it will share investor focus within the political realm  in 2017 and beyond.

Following the rally, valuations hit two‐year highs in December with high yield spreads dipping below 4.00% and senior loan prices rising over $98  (per  $100  of  principal)  for  the  first  time  since  September  2014.  More  importantly  for  the  loan  market,  at  year  end,  roughly  70%  of  outstanding loans traded above par and were at risk of repricing due the lack of call protection inherent in the asset class. In fact, January 2017 is shaping up as one of the busiest months on record for senior loan repricing.

Most  sell‐side  strategists  are  forecasting  for  a  continuation  of  the market’s strong performance. The median 2017 total return forecast for  senior  loans  is  5.5%  with  a  couple  of  strategists  expecting  lower yet still positive returns. The median for high yield bonds is also 5.5%, but with a wider distribution as one strategist is projecting a slightly negative  return  this  year.  Default  forecasts  are  also  optimistic  with most strategists forecasting lower high yield default rates in 2017 as most of the energy excess restructured in 2015 and 2016.

History  supports  the  strategists’  projections.  Annual  returns  for  high yield bonds and senior loans have exhibited some autocorrelation. In other  words  strong  years  like 2016 are  often  followed  by  solid returns.  In  fact,  historically  the  high  yield  and  senior  loan  markets were  less  likely  to  produce  a  negative  return  following  an  excellent year  than  they  were  when  the  prior  year’s  returns  are  lower. Although the sample size is small, it follows that some investors may either  chase  returns  or  feel  comfortable  that  the  backdrop  is advantageous to taking additional credit risk.
2016 Total Returns
US Loans (S&P/LSTA Leveraged Loan Index)	10.16%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	17.13%
3‐month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellweathers: 3 Month)	0.35%
10‐Year Treasuries (Bloomberg Barclays U.S. Treasury Bellweathers: 10 Year)	-0.16%
US Aggregate Bonds(Bloomberg Barclays U.S. Aggregate Index)	2.65%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	6.11%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	9.88%
US Large Cap Equities (S&P 500® Index)	11.95%

Sources: Barclays, Bloomberg, S&P/LCD

Past performance is no guarantee of future results. Index performance is  shown for illustrative purposes only. You cannot invest directly in  an index.

Annual Report | December 31, 2016	1

Blackstone / GSO Funds	Manager Commentary

December 31, 2016 (Unaudited)

We enter 2017 with much optimism on the CEO and consumer fronts. CEO confidence hit a 10‐year high at the end of December while consumer confidence hit a 15‐year high. All of this could reignite the “animal spirits” the U.S. economy has sorely missed since the financial crisis. Although this may be good for the economy it also demands increased investor focus in order to distinguish between sustainable trends and those that will fizzle out. This is particularly important as valuations reach multi‐year highs.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds.  Additional information about our funds  is available on our website at www.blackstone‐gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2016 (Unaudited)

Fund Overview

Blackstone  /  GSO  Senior  Floating  Rate  Term  Fund  (“BSL”  or  herein,  the  “Fund”)  is  a  closed‐end  term  fund  that  trades  on  the  New  York  Stock Exchange  under  the  symbol  “BSL”.    BSL’s  primary  investment  objective  is  to  seek  high  current  income,  with  a  secondary  objective  to  seek preservation of capital, consistent with its primary goal of high current income.  Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”).  BSL may also invest in second‐lien loans and high yield bonds and employs financial  leverage,  which  may  increase  risk  to  the  fund.  The  Fund  has  a  limited  term,  and  absent  shareholder  approval  to  extend  the  life  of  the Fund, the Fund will dissolve on or about May 31, 2020.

Portfolio Management Commentary

Fund Performance
BSL outperformed its key benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis and a share  price basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception.  The shares of the Fund traded at  an average discount to NAV of   3.5% for the twelve months ended December 31, compared to its peer group average discount of 8.3% over   the  same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark in 2016 was attributable to its under‐allocation to higher‐rated (BB‐ or above) assets (12.9% vs. 46.7% for the benchmark), which underperformed during the period.  By sector, the Fund’s credit selection in industrials, energy, and IT were the strongest contributors to outperformance. Additionally, the Fund’s modest allocation to bonds (3.8%) also contributed positively. By issuer, the largest  contributors  to  performance  relative  to  the  benchmark  were  Sheridan  Production  Partners,  Avaya  and  Smile  Brands,  while  the  largest detractors were Templar Energy, Fairway Group and Concordia.

Portfolio Activity and Positioning
Over the past twelve months, and particularly during the second half of the year, the Fund systematically took advantage of market rallies in order to gradually reduce its bond and higher beta loan allocation, selling duration and paring lower‐rated loan positions, as well as allowing for natural attrition  by  returning  paper  during  repricing  activity.  Additionally,  in  anticipation  of  increased  volatility  throughout  the  fourth  quarter,  the  Fund took steps to increase diversification by participating heavily in the attractive relative value of the primary market, and by reducing concentration in less liquid, higher beta assets. On a sector basis, the Fund reduced its allocation to energy and telecom while increasing exposure to financials, basic materials and technology in the second half of the year.2 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the outlook for repricing activity and lack of new issue, we anticipate this dynamic to continue well into the first quarter of 2017.

As of December 31, 2016, the Fund held 87.6% of its Managed Assets in Senior Loans, 10.1% in second lien loans, and around 3.3% in high yield bonds.  BSL’s investments represented the obligations of 208 companies, with an average position size representing 0.41% of Managed Assets of the Fund.  High tech, healthcare and pharmaceuticals, and business services represent the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2016	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2016 (Unaudited)

BSL’s Portfolio Composition

†
The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -1.26% of the Fund’s Managed Assets. The Fund uses funds from its leverage program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	4.70%
Weighted Average Bond Coupon	7.92%
Current Dividend Yield†	6.44%
Weighted Average Days to Reset	68
Effective Duration*	0.38
Average Position**	0.41%
Leverage**	32.82%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.097/share and market price/share as of December 31, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
Top 10 Holdings*
Jeld‐Wen Inc, Senior Secured First Lien Term B‐2 Loan	1.54%
DTI Holdco Inc, Senior Secured First Lien Initial Term Loan	1.36%
Quest Software US Holdings Inc, Senior Secured First Lien Initial Term Loan	1.34%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.32%
Avaya Inc, Senior Secured First Lien Term B‐7 Loan	1.28%
Crossmark Holdings Inc, Senior Secured First Lien Term Loan	1.14%
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan	1.11%
Windstream Services LLC, Senior Secured First Lien New Tranche B‐6 Term Loan	1.02%
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan	1.01%
Reynolds Group Holdings Inc, Senior Secured First Lien US Term Loan	0.98%
Top 10 Holdings	12.10%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	13.83%
Healthcare and Pharmaceuticals	13.47%
Services ‐ Business	10.27%
Construction and Building	9.33%
Telecommunications	8.06%
Top 5 Industries	54.96%

BSL Total Return
	3 Month	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV	4.41%	9.81%	18.44%	4.07%	5.77%	5.80%
Market Price	9.74%	18.41%	30.70%	5.76%	6.85%	5.49%
S&P LLI	2.26%	5.41%	10.16%	3.58%	5.12%	5.05%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per Moody’s.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2016 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed‐end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under‐perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first‐ and second‐lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance
BGX outperformed a composite weighting of the S&P LLI and the Barclays High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, and five years, and underperformed its benchmark since inception. The shares of the Fund traded at an average discount to NAV of 10.6% for the twelve months ended December 31, compared to its peer group average discount of 11.0% over the same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark in 2016 was attributable to both strong credit selection and asset allocation. The Fund’s under‐allocation to higher‐rated (BB‐ or above) assets (13.2% vs. 49.0% for the benchmark) contributed positively as higher‐rated assets generally underperformed during the period. By sector, the Fund’s credit selection in consumer discretionary, industrials and energy were the strongest contributors to outperformance, while the Fund’s strong credit selection within bonds also contributed positively during the period, though partially offset by an underweight allocation to bonds (19.8% vs. 30.0%). By issuer, the largest contributors to performance relative to the benchmark were Scientific Games, Comstock Resources and Coveris, while the largest detractors were Avaya, Concordia and Payless.

Portfolio Activity and Positioning
Over the past twelve months, and particularly during the second half of the year, the Fund systematically took advantage of market rallies in order to gradually reduce its bond and higher beta loan allocation, selling duration and paring lower‐rated loan positions, as well as allowing for natural attrition by returning paper during repricing activity. Additionally, in anticipation of increased volatility throughout the fourth quarter, the Fund took steps to increase diversification by participating heavily in the attractive relative value of the primary market, and by reducing concentration in less liquid, higher beta assets. The Fund reduced its CCC and non‐rated exposure while increasing exposure to BB and B‐rated loans. On a sector basis, the Fund reduced its allocation to consumer discretionary, utilities and energy while increasing exposure to financials, basic materials, industrials and technology.2 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the outlook for repricing activity and lack of new issue, we anticipate this dynamic to continue well into the first quarter of 2017.

As of December 31, 2016, the Fund held 81.0% of its Managed Assets in Secured Loans and around 17.8% in high yield bonds. BGX’s investments represented the obligations of 221 companies, with an average position size representing 0.38% of Managed Assets of the Fund. Healthcare and pharmaceuticals, high tech, and business services represent the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2016	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2016 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	4.87%
Weighted Average Bond Coupon	7.81%
Current Dividend Yield†	7.76%
Weighted Average Days to Reset	63
Effective Duration*	0.75
Average Position**	0.38%
Long Positions***	150.76%
Short Positions***	0.00%
Net Positions***	150.76%
Leverage**	34.43%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.103/share and market price/share as of December 31, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
***	As a percentage of net assets.
Top 10 Holdings*
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.25%
Scientific Games Corp, Senior Unsecured Bond	1.08%
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond	1.06%
P F Chang's China Bistro Inc, Senior Unsecured Bond	1.01%
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan	0.97%
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan	0.96%
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan	0.94%
Windstream Services LLC, Senior Secured First Lien Delayed Draw Term Loan	0.93%
Windstream Services LLC, Senior Secured First Lien New Tranche B‐6 Term Loan	0.92%
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan	0.92%
Top 10 Holdings	10.04%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
Healthcare and Pharmaceuticals	12.09%
High Tech Industries	11.31%
Services ‐ Business	10.94%
Banking, Finance, Insurance and Real Estate	8.71%
Construction and Building	8.32%
Top 5 Industries	51.37%

BGX Total Return
	3 Month	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV	4.21%	10.33%	21.21%	4.41%	6.76%	5.77%
Market Price	6.69%	16.96%	29.89%	4.59%	6.70%	3.86%
70% S&P LLI / 30% Barclays HYI	2.11%	6.01%	12.22%	4.06%	5.88%	5.04%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per Moody’s.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2016 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed‐end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first‐ and second‐lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance
BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, and the life of the Fund since inception. On a share price basis, the Fund outperformed its benchmark for the periods of six months and one year, and underperformed its benchmark for the periods of three years and since inception. The shares of the Fund traded at an average discount to NAV of 10.7% for the twelve months ended December 31, compared to its peer group average discount of 11.0% over the same time.1

NAV Performance Factors2
The Fund’s outperformance relative to its benchmark in 2016 was attributable to both strong credit selection and asset allocation. The Fund’s under‐allocation to higher‐rated (BB‐ or above) assets (13.7% vs. 48.6% for the benchmark) contributed positively as higher‐rated assets generally underperformed during the period. By sector, the Fund’s credit selection in consumer discretionary, industrials, and energy were the strongest contributors to outperformance, while the Fund’s strong credit selection within bonds also contributed positively during the period. By issuer, the largest contributors to performance relative to the benchmark were Scientific Games, Coveris and Aspect Software, while the largest detractors were Templar Energy, Titan Energy and Avaya.

Portfolio Activity and Positioning
Over the past twelve months, and particularly during the second half of the year, the Fund systematically took advantage of market rallies in order to gradually reduce its bond and higher beta loan allocation, selling duration and paring lower‐rated loan positions, as well as allowing for natural attrition by returning paper during repricing activity. Additionally, in anticipation of increased volatility throughout the fourth quarter, the Fund took steps to increase diversification by participating heavily in the attractive relative value of the primary market, and by reducing concentration in less liquid, higher beta assets. The Fund reduced its CCC and non‐rated exposure while increasing exposure to BB and B‐rated loans. On a sector basis, the Fund reduced its allocation to consumer discretionary, utilities and energy while increasing exposure to financials, basic materials, industrials and technology.2 The Fund continues to seek to opportunistically take advantage of rallies to pare higher risk names where the portfolio managers believe inadequate levels of compensation are being offered relative to the credit risk. Given the outlook for repricing activity and lack of new issue, we anticipate this dynamic to continue well into the first quarter of 2017.

As of December 31, 2016, the Fund held 80.9% of its Managed Assets in Senior Secured Loans and around 19.6% in high yield bonds. BGB’s investments represented the obligations of 256 companies, with an average position size representing 0.32% of Managed Assets of the Fund. High tech, healthcare and pharmaceuticals, and business services represent the Fund’s top sector weightings.

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.

Annual Report | December 31, 2016	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2016 (Unaudited)

BGB’s Portfolio Composition

†
The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -1.61% of the Fund’s Managed Assets. The Fund uses funds from its leverage program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	4.88%
Weighted Average Bond Coupon	7.85%
Current Dividend Yield†	8.21%
Weighted Average Days to Reset	57
Effective Duration*	0.74
Average Position**	0.32%
Leverage**	36.01%

^	Spread over LIBOR inclusive of LIBOR floors.
†	Using current dividend rate of $0.105/share and market price/share as of December 31, 2016.
*	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
**	As a percentage of Managed Assets.
Top 10 Holdings*
Scientific Games Corp, Senior Unsecured Bond	1.14%
P F Chang's China Bistro Inc, Senior Unsecured Bond	1.12%
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond	1.12%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.09%
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan	1.03%
Fairpoint Communications Inc, Senior Secured Bond	0.95%
TierPoint LLC, Senior Secured First Lien Term B‐1 Loan	0.93%
DTI Holdco Inc, Senior Secured First Lien Initial Term Loan	0.93%
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan	0.92%
Quest Software US Holdings Inc, Senior Secured First Lien Initial Term Loan	0.91%
Top 10 Holdings	10.14%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	13.98%
Healthcare and Pharmaceuticals	11.37%
Services ‐ Business	9.71%
Banking, Finance, Insurance and Real Estate	9.18%
Construction and Building	8.58%
Top 5 Industries	52.82%

BGB Total Return
	3 Month	6 Month	1 Year	3 Year†	Since Inception†
NAV	4.37%	9.75%	21.02%	4.30%	5.19%
Market Price	6.22%	12.47%	25.71%	3.65%	1.88%
75% S&P LLI / 25% Barclays HYI	2.14%	5.91%	11.88%	3.98%	4.63%

*	As a percentage of Managed Assets.
†	Annualized.
^	Industries per Moody’s.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) ‐ 145.42%
Aerospace and Defense ‐ 2.42%
Digitalglobe Inc, Senior Secured First Lien Term Loan, L+2.75%, 01/15/2024(b)	$1,282,932	$1,294,158
Engility Corporation, Senior Secured First Lien Term B‐2 Loan, 5.811%, 08/14/2023	746,606	759,486
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 7.000%, 05/09/2018	3,081,709	2,989,258
WP CPP Holdings LLC, Senior Secured First Lien B‐3 Term Loan, 4.500%, 12/27/2019	1,476,844	1,446,384
		6,489,286

Automotive ‐ 2.61%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	3,172,913	3,169,613
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 12/22/2021	925,562	940,602
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	2,895,978	2,879,326
		6,989,541

Banking, Finance, Insurance and Real Estate ‐ 8.89%
Alliant Holdings Intermediate LLC, Senior Secured First Lien 2016 Term Loan, 5.253%, 08/15/2022	1,421,429	1,437,711
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 4.753%, 08/12/2022	777,632	783,223
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	2,612,734	2,645,119
AssuredPartners Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.250%, 10/21/2022	2,447,020	2,485,561
Asurion LLC, Senior Secured First Lien Incremental Tranche B‐5 Term Loan, 4.750%, 11/03/2023	1,931,758	1,961,700
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,925,532	1,961,039
Broadstreet Partners Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/08/2023	1,463,415	1,481,400
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 04/13/2022	665,494	669,986
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.028%, 12/10/2019	3,780,799	3,195,720
Gold Merger Co Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/27/2023	885,355	892,367
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	2,163,063	2,204,399
National Financial Partners Corp, Senior Secured First Lien Tranche B Term Loan, L+3.50%, 01/08/2014(b)	782,123	790,140
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, 5.750%, 03/03/2023	1,860,938	1,888,851
VF Holding Corp, Senior Secured First Lien Term B‐1 Loan, L+3.25%, 06/30/2023(b)	747,664	751,600
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 8.500%, 10/29/2021	673,335	684,067
		23,832,883

Beverage, Food and Tobacco ‐ 2.76%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.000%, 06/02/2023	708,702	721,016
Americold Realty Operating Partnership LP, Senior Secured First Lien Initial Term Loan, 5.750%, 12/01/2022	394,059	399,233
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/15/2023	589,145	594,391
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	1,673,982	1,671,195
Chobani LLC, Senior Secured First Lien Closing Date Term Loan, 5.250%, 10/09/2023	2,183,288	2,218,767
Constellation Brands Canada Inc, Senior Secured First Lien Initial Tranche B‐1 Term Loan, L+3.75%, 11/15/2023(b)	461,538	467,453
Supervalu Inc, Senior Secured First Lien New Term Loan, 5.500%, 03/21/2019	1,039,638	1,049,026
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	289,726	290,451
		7,411,532

Annual Report | December 31, 2016	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Capital Equipment ‐ 0.56%
Husky Injection Molding Systems Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 06/30/2021	$487,805	$491,412
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 6.750%, 08/29/2023	997,500	1,018,697
		1,510,109

Chemicals, Plastics and Rubber ‐ 3.03%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	2,971,943	2,996,461
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,632,558	2,211,349
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	1,319,933	1,335,330
Tekni‐Plex Inc, Senior Secured First Lien Tranche B‐1 Loan, L+3.50%, 06/01/2022(b)	851,214	856,534
Tekni‐Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	713,942	713,050
		8,112,724

Construction and Building ‐ 13.06%
American Bath Group LLC, Senior Secured First Lien Term Loan, 6.750%, 09/30/2023	1,813,636	1,820,437
American Bath Group LLC, Senior Secured Second Lien term Loan, 10.750%, 09/30/2024	250,000	241,250
Builders Firstsource Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	3,089,080	3,124,219
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/29/2022	2,339,008	2,346,809
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 9.000%, 11/03/2021	1,555,556	1,567,222
Forterra Finance LLC, Senior Secured First Lien Term Loan 4.500%, 10/25/2023	2,573,529	2,608,272
GYP Holdings III Corp, Senior Secured First Lien Term Loan 4.500%, 04/01/2021	1,470,000	1,484,700
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 10/05/2023	1,243,523	1,259,074
IPS Structural Adhesives Holding Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 12/14/2023	1,839,080	1,836,782
IPS Structural Adhesives Holding Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 12/14/2024(b)	1,000,000	990,000
Jeld‐Wen Inc, Senior Secured First Lien Term B‐2 Loan, 4.750%, 07/01/2022	6,055,834	6,140,041
Morsco Inc, Senior Secured First Lien Initial Term Loan, 8.000%, 10/31/2023	2,000,000	2,020,000
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,362,919	1,375,697
SiteOne Landscape Supply LLC, Senior Secured First Lien Tranche B Term Loan, 5.500%, 04/29/2022	1,429,358	1,443,651
SRS Distribution Inc, Senior Secured First Lien Tranche B‐1 Loan, 5.250%, 08/25/2022	1,457,873	1,482,474
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/24/2023	821,918	849,403
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	3,798,077	3,773,864
Wilsonart LLC, Senior Secured First Lien Tranche C Term Loan, 4.500%, 12/19/2023	659,341	666,138
		35,030,033

Consumer Goods Durable ‐ 1.94%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,027,913	1,021,062
Culligan NewCo Ltd, Senior Secured First Lien Tranche B‐1 Term Loan, L+4.00%, 11/13/2023(b)	1,045,752	1,055,885
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,837,500	1,867,819
Zodiac Pool Solutions LLC, Senior Secured First Lien Term Loan, 5.500%, 12/14/2023	1,237,113	1,248,717
		5,193,483

Consumer Goods Non Durable ‐ 2.70%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	2,800,654	2,672,286
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	250,000	239,688
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 4.293%, 09/07/2023	1,982,609	2,006,033

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Consumer Goods Non Durable (continued)
SRAM LLC, Senior Secured First Lien Term Loan, 4.018%, 04/10/2020	$2,316,901	$2,308,212
		7,226,219

Containers, Packaging and Glass ‐ 6.50%
Anchor Glass Container Corporation, Senior Secured First Lien Term Loan, 4.250%, 12/07/2023	246,914	249,460
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	3,001,047	3,031,283
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	2,418,915	2,443,104
Coveris Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	1,877,702	1,890,997
Flex Acquisition Company Inc, Senior Secured First Lien Initial Term Loan, L+3.25%, 12/29/2023(b)	1,832,461	1,851,738
Flex Acquisition Company Inc, Senior Secured First Lien Interim Initial Term Loan, 8.000%, 12/16/2017	1,785,714	1,787,946
IBC Capital Limited, Senior Secured Second Lien Term Loan, 8.000%, 09/09/2022	912,750	856,844
Printpack Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 07/26/2023	1,391,860	1,406,649
Reynolds Group Holdings Inc, Senior Secured First Lien US Term Loan, 4.250%, 02/06/2023	3,855,582	3,912,105
		17,430,126

Energy, Oil and Gas ‐ 3.90%
Ascent Resources ‐ Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	819,755
Crestwood Holdings LLC, Senior Secured First Lien Tranche B‐1 Term Loan, 9.000%, 06/19/2019	2,342,989	2,299,058
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,900,000
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B‐2 Term Loan, 4.449%, 10/01/2019	2,847,009	2,454,121
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,:
0.000%, 01/01/2030	8,866	6,698
0.000%, 01/01/2030	14,516	10,967
0.000%, 01/01/2030	109,547	82,763
Sheridan Production Partners I‐A LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	377,252	325,191
Sheridan Production Partners I‐M LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	230,428	198,629
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,497,997	1,402,500
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,152,307	969,995
		10,469,677

Environmental Industries ‐ 0.87%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	1,734,545	1,751,891
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B‐1 Loan, 4.500%, 05/27/2022	562,857	567,782
		2,319,673

Healthcare and Pharmaceuticals ‐ 19.39%
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, 6.006%, 07/16/2021	2,319,715	2,351,611
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	2,707,423	2,626,200
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.501%, 11/01/2019	333,455	334,705
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 07/05/2023	1,693,836	1,717,126
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/21/2022	3,787,360	3,863,107
BioClinica‐Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/20/2023	1,434,783	1,437,480
BioClinica‐Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 9.250%, 10/04/2024	1,052,629	1,047,365
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, L+3.75%, 06/07/2023(b)	1,369,413	1,387,387

Annual Report | December 31, 2016	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Healthcare and Pharmaceuticals (continued)
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	$2,773,810	$2,179,757
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	2,227,671	2,135,780
Curo Health Services Holdings Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,403,571	1,414,681
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 08/15/2022	1,889,749	1,908,259
Horizon Pharma Inc, Senior Secured First Lien Term B‐1 Loan, 5.500%, 05/07/2021	735,294	736,445
inVentiv Group Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/09/2023	1,980,583	2,001,448
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/29/2022	1,238,532	1,236,984
Mediware Information Systems Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 09/28/2023	941,038	949,272
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,058,161	1,066,097
Netsmart Technologies Inc, Senior Secured First Lien Term C‐1 Loan, 5.500%, 04/19/2023	2,144,397	2,155,794
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	464,796	452,788
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	2,849,338	2,350,704
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 07/29/2022	1,206,344	1,209,359
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 06/29/2023	1,733,434	1,739,934
Pharmaceutical Product Development Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 08/18/2022	531,983	538,633
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	3,615,263	3,669,492
Press Ganey Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 10/23/2023	1,386,139	1,396,105
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 09/30/2024	909,091	927,273
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/03/2020	4,388,356	4,432,239
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	3,964,962	3,732,021
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series D‐2 Tranche B Term Loan, 5.000%, 02/13/2019	986,081	987,067
		51,985,113

High Tech Industries ‐ 20.12%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	458,999	462,843
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 11.278%, 05/25/2020	5,261,943	5,270,704
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	2,836,206	2,838,872
CompuCom Systems Inc, Senior Secured First Lien Term Loan, L+3.25%, 05/11/2020(b)	928,032	730,051
Compuware Corporation, Senior Secured First Lien Tranche B‐2 Term Loan, 6.250%, 12/15/2021	984,925	992,435
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	3,500,000	3,517,500
Cypress Semiconductor Corp, Senior Secured First Lien 2016 Incremental Term Loan, 6.500%, 07/05/2021	1,669,014	1,710,739
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	2,779,392	2,795,276
Hyland Software Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2022	197,542	199,023
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	2,402,174	2,396,420
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.500%, 09/27/2022	1,715,665	1,741,400
Landslide Holdings Inc, Senior Secured Second Lien Term Loan, 9.500%, 09/27/2023	1,481,481	1,503,704
MA FinanceCo LLC, Senior Secured First Lien Tranche B‐2 Term Loan, 4.520%, 11/19/2021	3,459,127	3,509,786
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,771,429	2,643,250
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,659,091	2,689,006
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	824,687
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 11/12/2021	1,496,231	1,489,685
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,763,940	1,780,477
Quest Software US Holdings Inc, Senior Secured First Lien Initial Term Loan, 7.000%, 10/31/2022	5,275,362	5,354,519

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

High Tech Industries (continued)
Riverbed Technology Inc, Senior Secured First Lien Amendment Term Loan, 4.250%, 04/25/2022	$776,715	$783,403
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.250%, 10/13/2023	2,087,077	2,117,517
SolarWinds Holdings Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.500%, 02/03/2023	820,619	832,123
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,960,897	1,982,350
Sybil Software LLC, Senior Secured First Lien Initial Dollar Term Loan, 5.000%, 09/30/2022	1,343,537	1,366,841
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	999,234	1,007,353
Trader Corporation, Senior Secured First Lien Term Loan, 5.000%, 09/28/2023	1,351,351	1,370,493
TTM Technologies Inc, Senior Secured First Lien New Term B Loan, 5.006%, 05/31/2021	1,742,880	1,769,023
Western Digital Corporation, Senior Secured First Lien US Term B‐1 Loan, 4.520%, 05/01/2023	277,920	282,784
		53,962,264

Hotels, Gaming and Leisure ‐ 5.49%
Alpha Topco Limited ‐ Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 8.068%, 07/29/2022	3,812,600	3,850,726
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,873,961	1,888,016
Scientific Games International Inc, Senior Secured First Lien B‐2 Term Loan, 6.000%, 10/01/2021	1,667,696	1,691,543
Scientific Games International Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 10/19/2020	1,049,924	1,065,127
SMG, Senior Secured First Lien 2014 Term Loan, 4.617%, 02/27/2020	1,650,431	1,645,893
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Term B Loan, 5.000%, 09/02/2021	2,911,202	2,944,870
UFC Holdings LLC, Senior Secured First Lien Term Loan, 5.000%, 08/18/2023	1,602,671	1,625,910
		14,712,085

Media Advertising, Printing and Publishing ‐ 1.33%
McGraw‐Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	852,857	855,258
Vestcom Parent Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 12/15/2023	2,713,043	2,721,522
		3,576,780

Media Broadcasting and Subscription ‐ 1.20%
Numericable US LLC, Senior Secured First Lien USD TLB‐7 Term Loan, 5.140%, 01/15/2024	1,253,370	1,272,064
Sable International Finance Ltd, Senior Secured First Lien Term B‐1 Loan, 5.748%, 01/03/2023	1,473,077	1,495,291
Sable International Finance Ltd, Senior Secured First Lien Term B‐2 Loan, 5.830%, 01/03/2023	450,000	456,786
		3,224,141

Metals and Mining ‐ 1.40%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B‐2 Term Loan, 4.500%, 09/05/2019	1,656,102	1,614,360
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,172,252	1,181,776
Murray Energy Corporation, Senior Secured First Lien Term B‐2 Non‐PIK Loan, 8.250%, 04/16/2020	996,561	956,704
		3,752,840

Retail ‐ 5.97%
Albertsons LLC, Senior Secured First Lien Replacement 2016‐1 Term B‐6 Loan, 4.061%, 06/22/2023	1,483,608	1,504,727
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.310%, 08/19/2022	1,273,484	1,245,945

Annual Report | December 31, 2016	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Retail (continued)
Fairway Group Acquisition Company, Senior Secured First Lien First Out Term Loan, 9.000%, 01/03/2020	$255,529	$258,084
Fairway Group Acquisition Company, Senior Secured First Lien Last Out Non‐PIK Term Loan, 10.000%, 01/03/2020	164,894	150,054
Fairway Group Holdings Corp, Senior Secured First Lien Subordinated Non‐PIK Term Loan, 11.000%, 10/04/2021	143,606	117,757
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,022,917	1,023,556
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	1,265,120	1,103,501
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,145,000	1,344,454
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,860,251	984,379
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B‐2 Term Loan, 5.140%, 01/26/2023	3,657,307	3,684,353
Spencer Gifts LLC, Senior Secured First Lien Term B‐1 Loan, 5.250%, 07/16/2021	3,819,645	3,361,288
Sports Authority (The), Senior Secured First Lien Term B Loan, L+6.00%, 11/16/2017(b)	6,013,320	1,225,214
		16,003,312

Services ‐ Business ‐ 14.82%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,750,000	2,693,295
BarBri Inc (Gemini Holdings Inc), Senior Secured First Lien Term Loan, 4.500%, 07/17/2019	2,662,751	2,576,212
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	6,056,548	4,562,609
DTI Holdco Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 10/02/2023	5,499,730	5,439,590
Erie Acquisition Holdings Inc (GCA Services Group Inc), Senior Secured First Lien Term Loan, 6.058%, 03/01/2023	3,318,425	3,368,218
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, L+4.50%, 06/20/2022(b)	1,980,198	1,982,673
Information Resources Inc, Senior Secured First Lien Term B Loan, L+4.25%, 12/20/2023(b)	2,481,390	2,503,102
Information Resources Inc, Senior Secured Second Lien Term B Loan, L+8.25%, 12/20/2024(b)	2,000,000	1,993,340
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.875%, 12/09/2022	2,000,000	1,860,000
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	2,078,066
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,845,960	1,849,808
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	2,317,273	2,349,135
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,083,540	1,095,394
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	479,902	477,104
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	2,201,235	2,209,490
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,705,313
		39,743,349

Services ‐ Consumer ‐ 4.89%
Focus Brands Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 10/05/2023	1,469,281	1,503,567
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,417,593	1,431,768
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 03/31/2021	926,916	942,271
NVA Holdings Inc, Senior Secured First Lien Incremental B‐1 Term Loan, 5.500%, 08/14/2021	347,250	348,986
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/16/2021	1,837,490	1,852,420
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	1,438,251	1,444,249
Outerwall Inc, Senior Secured First Lien Term B Loan, 5.250%, 09/27/2023	421,903	428,759

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Services ‐ Consumer (continued)
Prime Security Services Borrower LLC, Senior Secured First Lien 2016‐2 Refinancing Term B‐1 Loan, L+3.25%, 05/02/2022(b)	$878,361	$892,963
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 07/28/2021	854,347	866,094
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,364,912	1,371,450
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,043,601	2,040,495
		13,123,022

Telecommunications ‐ 11.10%
Alorica Inc, Senior Secured First Lien Term B Loan, 5.520%, 06/30/2022	1,006,244	1,018,822
Avaya Inc, Senior Secured First Lien Term B‐7 Loan, 6.250%, 05/29/2020	5,836,339	5,092,235
Communications Sales & Leasing Inc, Senior Secured First Lien Term Loan, 4.500%, 10/24/2022	3,273,344	3,324,899
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.375%, 06/17/2020	2,478,953	2,475,854
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 11/30/2023	3,970,803	4,030,365
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	2,366,126	2,396,081
Greeneden US Holdings II LLC, Senior Secured First Lien Initial Dollar Term Loan, 6.250%, 12/01/2023	618,557	631,123
GTT Communications Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/13/2023(b)	414,508	421,590
LTS Buyer LLC (Light Tower Fiber LLC / Sidera Networks Inc), Senior Secured First Lien Term B Loan, 4.248%, 04/13/2020	695,446	701,096
Masergy Holdings Inc, Senior Secured First Lien Term B Loan, 5.500%, 12/15/2023	620,155	625,194
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+8.50%, 12/16/2024(b)	500,000	498,750
Telesat Canada, Senior Secured First Lien Term B‐3 Loan, 4.500%, 11/17/2023	1,992,445	2,024,185
Windstream Services LLC, Senior Secured First Lien Delayed Draw Term Loan, L+4.00%, 03/29/2021(b)	2,429,907	2,442,056
Windstream Services LLC, Senior Secured First Lien New Tranche B‐6 Term Loan, 4.762%, 03/29/2021	4,033,610	4,072,695
		29,754,945

Transportation Cargo ‐ 0.23%
XPO Logistics Inc, Senior Secured First Lien Refinanced Term Loan, 4.250%, 11/01/2021	617,624	626,647

Transportation Consumer ‐ 1.52%
Air Medical Group Holdings Inc, Senior Secured First Lien 2016 New Term Loan, 5.000%, 04/28/2022	481,452	490,180
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	3,606,529	3,588,496
		4,078,676

Utilities Electric ‐ 8.72%
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	1,618,193	1,312,759
Eastern Power LLC, Senior Secured First Lien Term Loan, L+4.00%, 10/02/2021(b)	2,312,395	2,336,675
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,231,593	1,711,364
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	1,959,023
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B‐1 Conversion Advance Loan, 6.500%, 11/15/2021	500,000	497,500
Moxie Patriot LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 6.750%, 12/18/2020	1,450,133	1,442,883
Panda Liberty LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 7.500%, 08/21/2020	3,440,939	3,402,228
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,620,800	2,437,344

Annual Report | December 31, 2016	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Utilities Electric (continued)
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	$1,215,054	$1,222,648
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	3,060,100	2,581,959
Southeast PowerGen LLC, Senior Secured First Lien Advance Term B Loan, 4.500%, 12/02/2021	1,979,374	1,971,952
Vistra Operations Company LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.000%, 12/14/2023	458,716	465,525
Vistra Operations Company LLC, Senior Secured First Lien Exit Term Loan, 5.000%, 08/04/2023	1,639,501	1,661,667
Vistra Operations Company LLC, Senior Secured First Lien Initial Term C Loan, 5.000%, 08/04/2023	373,921	378,977
		23,382,504

TOTAL FLOATING RATE LOAN INTERESTS (Cost $396,568,117)		389,940,964

CORPORATE BONDS ‐ 4.91%
Banking, Finance, Insurance and Real Estate ‐ 0.26%
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	650,000	688,188

Construction and Building ‐ 0.82%
BMC East LLC, Senior Unsecured Bond, 5.500%, 10/01/2024(c)	1,450,000	1,450,000
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(c)	710,000	752,600
		2,202,600

Consumer Goods Durable ‐ 0.07%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	200,000	180,000

Containers, Packaging and Glass ‐ 0.65%
ARD Finance SA, Senior Unsecured Bond, 7.125%, 09/15/2023(c)(d)	600,000	594,750
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	955,000	952,613
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(c)	190,000	202,231
		1,749,594

Energy, Oil and Gas ‐ 0.38%
Comstock Resources Inc, Senior Unsecured Bond, 10.000%, 03/15/2020(d)	1,000,000	1,030,000

Healthcare and Pharmaceuticals ‐ 0.67%
InVentiv Group Holdings Inc, Senior Unsecured Bond, 7.500%, 10/01/2024(c)	340,000	357,816
Kinetic Concept / KCI USA Inc, Senior Unsecured Bond, 9.625%, 10/01/2021(c)	1,360,000	1,445,000
		1,802,816

High Tech Industries ‐ 0.46%
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/16/2022	750,000	783,750
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(c)	430,000	457,950
		1,241,700

Media Advertising, Printing and Publishing ‐ 0.10%
McGraw‐Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(c)	270,000	273,037

Retail ‐ 0.14%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	1,800,000	360,000

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Services ‐ Business ‐ 0.47%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(c)	$1,500,000	$1,271,250

Telecommunications ‐ 0.89%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(c)	1,000,000	880,000
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(c)	1,430,000	1,494,350
		2,374,350

TOTAL CORPORATE BONDS (Cost $13,610,394)		13,173,535

	Shares
COMMON STOCK ‐ 0.20%
Energy, Oil and Gas ‐ 0.20%
TE Holdcorp LLC, Class A	72,786	$532,249

TOTAL COMMON STOCK (Cost $2,919,283)		532,249

PREFERRED STOCK ‐ 0.26%
Energy, Oil and Gas ‐ 0.26%
TE Holdcorp LLC	48,248	693,569

TOTAL PREFERRED STOCK (Cost $482,483)		693,569

RIGHTS AND WARRANTS ‐ 0.01%
Energy, Oil and Gas ‐ 0.01%
Comstock Resources Inc(e)
expires 9/6/2018 at $0.01	3,438	33,864

TOTAL RIGHTS AND WARRANTS (Cost $–)		33,864

Total Investments ‐ 150.80% (Cost $413,580,277)		404,374,181

Liabilities in Excess of Other Assets ‐ (1.95)%		(5,220,693)

Leverage Facility ‐ (48.85)%		(131,000,000)

Net Assets ‐ 100.00%		$268,153,488

Amounts above are shown as a percentage of net assets as of December 31, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of December 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $11,359,785, which represents approximately 4.24% of net assets as of December 31, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Option to convert to pay-in-kind security.
(e)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2016	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) ‐ 123.49%
Aerospace and Defense ‐ 0.95%
Engility Corporation, Senior Secured First Lien Term B‐2 Loan, 5.811%, 08/14/2023	$558,444	$568,077
Jazz Acquisition Inc, Senior Secured Second Lien Term Loan, 7.750%, 06/19/2022	1,732,833	1,470,023
		2,038,100

Automotive ‐ 0.98%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	395,497	395,085
KAR Auction Services Inc, Senior Secured First Lien Tranche B‐3 Term Loan, 4.500%, 03/09/2023	411,683	417,923
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	1,294,266	1,286,824
		2,099,832

Banking, Finance, Insurance and Real Estate ‐ 10.08%
Alliant Holdings Intermediate LLC, Senior Secured First Lien 2016 Term Loan, 5.253%, 08/15/2022	1,066,071	1,078,283
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	1,959,550	1,983,839
Arnhold and S Bleichroeder Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.998%, 12/01/2022	1,435,500	1,451,649
AssuredPartners Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.250%, 10/21/2022	1,503,084	1,526,758
Asurion LLC, Senior Secured First Lien Incremental Tranche B‐5 Term Loan, 4.750%, 11/03/2023	2,414,697	2,452,125
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,050,064	2,087,867
Broadstreet Partners Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/08/2023	1,097,561	1,111,050
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 04/13/2022	499,120	502,489
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.028%, 12/10/2019	1,763,253	1,490,390
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 9.250%, 11/04/2022	166,512	166,998
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	470,905	462,271
Gold Merger Co Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/27/2023	1,705,784	1,719,294
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	1,730,450	1,763,519
National Financial Partners Corp, Senior Secured First Lien Tranche B Term Loan, L+3.50%, 01/08/2014(b)	586,592	592,605
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, 5.750%, 03/03/2023	2,186,147	2,218,939
VF Holding Corp, Senior Secured First Lien Term B‐1 Loan, L+3.25%, 06/30/2023(b)	560,748	563,700
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 8.500%, 10/29/2021	505,001	513,051
		21,684,827

Beverage, Food and Tobacco ‐ 3.14%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.000%, 06/02/2023	566,962	576,813
Americold Realty Operating Partnership LP, Senior Secured First Lien Initial Term Loan, 5.750%, 12/01/2022	295,545	299,425
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.50%, 06/15/2023(b)	1,788,257	1,804,181
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	989,822	988,174
Chobani LLC, Senior Secured First Lien Closing Date Term Loan, 5.250%, 10/09/2023	1,819,407	1,848,972
Constellation Brands Canada Inc, Senior Secured First Lien Initial Tranche B‐1 Term Loan, L+3.75%, 11/15/2023(b)	576,923	584,316
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	693,642	652,023
		6,753,904

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Capital Equipment ‐ 1.25%
Diebold Inc, Senior Secured First Lien Dollar Term B Loan, 5.250%, 11/06/2023	$797,500	$810,958
Husky Injection Molding Systems Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 06/30/2021	352,293	354,899
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 6.750%, 08/29/2023	1,496,250	1,528,045
		2,693,902

Chemicals, Plastics and Rubber ‐ 2.20%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	699,281	705,050
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 8.750%, 08/01/2022	1,500,000	1,501,875
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,198,032	1,846,347
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	209,716	212,163
Tekni‐Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	475,962	475,366
		4,740,801

Construction and Building ‐ 10.18%
American Bath Group LLC, Senior Secured First Lien Term Loan, 6.750%, 09/30/2023	1,360,227	1,365,328
American Bath Group LLC, Senior Secured Second Lien term Loan, 10.750%, 09/30/2024	150,000	144,750
Builders Firstsource Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	775,379	784,199
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/29/2022	1,496,222	1,501,212
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 9.000%, 11/03/2021	1,166,667	1,175,417
Forterra Finance LLC, Senior Secured First Lien Term Loan 4.500%, 10/25/2023	2,053,676	2,081,401
GYP Holdings III Corp, Senior Secured First Lien Term Loan 4.500%, 04/01/2021	1,102,500	1,113,525
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 10/05/2023	621,762	629,537
IPS Structural Adhesives Holding Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 12/14/2023	1,839,080	1,836,782
IPS Structural Adhesives Holding Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 12/14/2024(b)	750,000	742,500
Jeld‐Wen Inc, Senior Secured First Lien Term B‐2 Loan, 4.750%, 07/01/2022	2,704,655	2,742,263
Morsco Inc, Senior Secured First Lien Initial Term Loan, 8.000%, 10/31/2023	1,250,000	1,262,500
SiteOne Landscape Supply LLC, Senior Secured First Lien Tranche B Term Loan, 5.500%, 04/29/2022	1,044,235	1,054,677
SRS Distribution Inc, Senior Secured First Lien Tranche B‐1 Loan, 5.250%, 08/25/2022	1,272,423	1,293,895
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/24/2023	547,945	566,269
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	2,969,943	2,951,010
Wilsonart LLC, Senior Secured First Lien Tranche C Term Loan, 4.500%, 12/19/2023	659,341	666,139
		21,911,404

Consumer Goods Durable ‐ 2.50%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	684,665	680,101
Culligan NewCo Ltd, Senior Secured First Lien Tranche B‐1 Term Loan, L+4.00%, 11/13/2023(b)	2,307,190	2,329,546
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,837,500	1,867,819
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	496,183	499,803
		5,377,269

Consumer Goods Non Durable ‐ 1.92%
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	1,937,500	1,857,578
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 4.293%, 09/07/2023	1,486,957	1,504,525
SRAM LLC, Senior Secured First Lien Term Loan, 4.018%, 04/10/2020	762,676	759,816
		4,121,919

Annual Report | December 31, 2016	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Containers, Packaging and Glass ‐ 5.97%
Anchor Glass Container Corporation, Senior Secured First Lien Term Loan, 4.250%, 12/07/2023	$308,642	$311,826
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	622,807	629,082
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	2,653,321	2,679,854
Coveris Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	2,877,974	2,898,350
Flex Acquisition Company Inc, Senior Secured First Lien Initial Term Loan, L+3.25%, 12/29/2023(b)	1,465,969	1,481,390
Flex Acquisition Company Inc, Senior Secured First Lien Interim Initial Term Loan, 8.000%, 12/16/2017	1,785,714	1,787,946
IBC Capital Limited, Senior Secured Second Lien Term Loan, 8.000%, 09/09/2022	1,203,926	1,130,186
Plaze Inc, Senior Secured First Lien Term Loan, 5.250%, 07/31/2022	378,112	380,003
Printpack Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 07/26/2023	1,043,895	1,054,987
Ranpak Corp, Senior Secured Second Lien Initial Term Loan, 8.250%, 10/03/2022	500,000	487,500
		12,841,124

Energy, Oil and Gas ‐ 1.56%
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.753%, 05/17/2021	752,941	739,765
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B‐2 Term Loan, 4.449%, 10/01/2019	883,757	761,799
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,:
0.000%, 01/01/2030	2,752	2,079
0.000%, 01/01/2030	4,506	3,404
0.000%, 01/01/2030	34,005	25,691
Sheridan Production Partners I‐A LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	117,105	100,945
Sheridan Production Partners I‐M LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	71,528	61,657
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,497,997	1,402,500
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	308,424	259,627
		3,357,467

Environmental Industries ‐ 1.01%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	1,734,545	1,751,891
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B‐1 Loan, 4.500%, 05/27/2022	422,143	425,836
		2,177,727

Healthcare and Pharmaceuticals ‐ 17.08%
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, 6.006%, 07/16/2021	818,449	829,703
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	2,041,013	1,979,783
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.501%, 11/01/2019	1,480,898	1,486,451
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 07/05/2023	1,270,379	1,287,847
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/21/2022	3,039,990	3,100,790
BioClinica‐Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/20/2023	956,522	958,320
BioClinica‐Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 9.250%, 10/04/2024	789,474	785,526
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, L+3.75%, 06/07/2023(b)	1,266,124	1,282,741
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	1,341,589	1,054,267
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	787,849	755,350
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 08/15/2022	995,000	1,004,746

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Healthcare and Pharmaceuticals (continued)
Horizon Pharma Inc, Senior Secured First Lien Term B‐1 Loan, 5.500%, 05/07/2021	$597,426	$598,361
inVentiv Group Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/09/2023	1,650,485	1,667,873
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/29/2022	1,134,826	1,133,407
Mediware Information Systems Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 09/28/2023	470,519	474,636
Netsmart Technologies Inc, Senior Secured First Lien Term C‐1 Loan, 5.500%, 04/19/2023	1,981,422	1,991,954
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	357,289	348,058
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	2,190,287	1,806,987
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 07/29/2022	2,120,028	2,125,328
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 06/29/2023	2,258,763	2,267,233
Pharmaceutical Product Development Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 08/18/2022	664,979	673,291
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	2,664,297	2,704,262
Press Ganey Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 10/23/2023	924,092	930,737
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 09/30/2024	681,818	695,455
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/03/2020	1,440,386	1,454,790
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	2,535,017	2,386,085
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series D‐2 Tranche B Term Loan, 5.000%, 02/13/2019	986,081	987,068
		36,771,049

High Tech Industries ‐ 15.12%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	956,435	964,445
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	996,250
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 11.278%, 05/25/2020	4,085,843	4,092,646
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	992,045	992,977
CompuCom Systems Inc, Senior Secured First Lien Term Loan, L+3.25%, 05/11/2020(b)	750,000	589,999
Compuware Corporation, Senior Secured First Lien Tranche B‐2 Term Loan, 6.250%, 12/15/2021	2,922,558	2,944,843
Cypress Semiconductor Corp, Senior Secured First Lien 2016 Incremental Term Loan, 6.500%, 07/05/2021	1,112,676	1,140,493
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	973,255	978,817
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	200,000	197,916
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	694,250	708,135
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	913,463	911,275
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.500%, 09/27/2022	1,286,749	1,306,050
Landslide Holdings Inc, Senior Secured Second Lien Term Loan, 9.500%, 09/27/2023	987,654	1,002,469
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	500,000	500,625
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	975,000	985,969
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	1,875,000	1,767,187
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 11/12/2021	997,487	993,123
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,763,940	1,780,477
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.250%, 10/13/2023	1,565,308	1,588,138
SolarWinds Holdings Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.500%, 02/03/2023	1,610,464	1,633,043
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,960,897	1,982,350
Sybil Software LLC, Senior Secured First Lien Initial Dollar Term Loan, 5.000%, 09/30/2022	1,007,653	1,025,131
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	709,683	715,449
Trader Corporation, Senior Secured First Lien Term Loan, 5.000%, 09/28/2023	1,013,514	1,027,870
TTM Technologies Inc, Senior Secured First Lien New Term B Loan, 5.006%, 05/31/2021	1,487,018	1,509,323

Annual Report | December 31, 2016	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

High Tech Industries (continued)
Western Digital Corporation, Senior Secured First Lien US Term B‐1 Loan, 4.520%, 05/01/2023	$208,440	$212,088
		32,547,088

Hotels, Gaming and Leisure ‐ 3.14%
Alpha Topco Limited ‐ Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 8.068%, 07/29/2022	2,717,400	2,744,574
Scientific Games International Inc, Senior Secured First Lien B‐2 Term Loan, 6.000%, 10/01/2021	29,375	29,795
Scientific Games International Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 10/19/2020	787,446	798,848
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Term B Loan, 5.000%, 09/02/2021	1,945,047	1,967,542
UFC Holdings LLC, Senior Secured First Lien Term Loan, 5.000%, 08/18/2023	1,202,003	1,219,432
		6,760,191

Media Advertising, Printing and Publishing ‐ 1.38%
McGraw‐Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	710,714	712,715
Vestcom Parent Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 12/15/2023	2,260,870	2,267,935
		2,980,650

Media Broadcasting and Subscription ‐ 1.82%
Numericable US LLC, Senior Secured First Lien USD TLB‐7 Term Loan, 5.140%, 01/15/2024	940,028	954,048
Sable International Finance Ltd, Senior Secured First Lien Term B‐1 Loan, 5.748%, 01/03/2023	2,023,077	2,053,585
Sable International Finance Ltd, Senior Secured First Lien Term B‐2 Loan, 5.830%, 01/03/2023	900,000	913,572
		3,921,205

Metals and Mining ‐ 1.89%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B‐2 Term Loan, 4.500%, 09/05/2019	1,551,379	1,512,276
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	1,812,840	1,827,569
Murray Energy Corporation, Senior Secured First Lien Term B‐2 Non‐PIK Loan, 8.250%, 04/16/2020	747,421	717,528
		4,057,373

Retail ‐ 2.85%
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.310%, 08/19/2022	1,143,412	1,118,686
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	705,314	705,755
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	780,000	488,892
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,240,167	656,253
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	2,000,000	326,670
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,031,250	1,878,906
Sports Authority (The), Senior Secured First Lien Term B Loan, L+6.00%, 11/16/2017(b)	4,743,155	966,418
		6,141,580

Services ‐ Business ‐ 15.34%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,000,000	1,958,760
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 07/28/2022	1,188,000	1,196,542
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,300,732	2,486,557
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	1,500,000	712,500
DTI Holdco Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 10/02/2023	2,749,865	2,719,795

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Services ‐ Business (continued)
Erie Acquisition Holdings Inc (GCA Services Group Inc), Senior Secured First Lien Term Loan, 6.058%, 03/01/2023	$2,488,819	$2,526,163
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, L+4.50%, 06/20/2022(b)	1,980,198	1,982,673
Information Resources Inc, Senior Secured First Lien Term B Loan, L+4.25%, 12/20/2023(b)	2,171,216	2,190,214
Information Resources Inc, Senior Secured Second Lien Term B Loan, L+8.25%, 12/20/2024(b)	2,000,000	1,993,340
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.875%, 12/09/2022	2,000,000	1,860,000
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.543%, 06/09/2021	3,184,888	3,172,451
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	3,160,377	3,164,328
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	1,544,848	1,566,090
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	722,360	730,263
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	1,823,628	1,812,997
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	3,000,000	2,951,250
		33,023,923

Services ‐ Consumer ‐ 4.74%
Focus Brands Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 10/05/2023	1,101,961	1,127,675
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 03/31/2021	1,690,085	1,718,081
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	905,660	909,437
Outerwall Inc, Senior Secured First Lien Term B Loan, 5.250%, 09/27/2023	316,427	321,569
Prime Security Services Borrower LLC, Senior Secured First Lien 2016‐2 Refinancing Term B‐1 Loan, L+3.25%, 05/02/2022(b)	1,728,689	1,757,428
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 07/28/2021	268,616	272,310
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,679,892	1,687,939
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,409,852	2,406,189
		10,200,628

Telecommunications ‐ 9.97%
Alorica Inc, Senior Secured First Lien Term B Loan, 5.520%, 06/30/2022	804,995	815,057
Avaya Inc, Senior Secured First Lien Term B‐7 Loan, L+5.25%, 05/29/2020(b)	199,397	173,975
Communications Sales & Leasing Inc, Senior Secured First Lien Term Loan, 4.500%, 10/24/2022	1,984,950	2,016,212
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.375%, 06/17/2020	1,761,827	1,759,625
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 11/30/2023	2,978,102	3,022,774
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	312,378	316,333
Greeneden US Holdings II LLC, Senior Secured First Lien Initial Dollar Term Loan, 6.250%, 12/01/2023	463,918	473,342
GTT Communications Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/13/2023(b)	414,508	421,589
Masergy Holdings Inc, Senior Secured First Lien Term B Loan, 5.500%, 12/15/2023	620,155	625,194
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+8.50%, 12/16/2024(b)	500,000	498,750
Telesat Canada, Senior Secured First Lien Term B‐3 Loan, 4.500%, 11/17/2023	2,490,556	2,530,231
TierPoint LLC, Senior Secured First Lien Term B‐1 Loan, 5.500%, 12/02/2021	2,715,429	2,736,935
Windstream Services LLC, Senior Secured First Lien Delayed Draw Term Loan, L+4.00%, 03/29/2021(b)	3,037,383	3,052,570

Annual Report | December 31, 2016	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Telecommunications (continued)
Windstream Services LLC, Senior Secured First Lien New Tranche B‐6 Term Loan, 4.762%, 03/29/2021	$2,994,955	$3,023,976
		21,466,563

Transportation Consumer ‐ 1.63%
Air Medical Group Holdings Inc, Senior Secured First Lien 2016 New Term Loan, 5.000%, 04/28/2022	481,452	490,180
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	3,030,565	3,015,412
		3,505,592

Utilities Electric ‐ 6.79%
Astoria Energy LLC, Senior Secured First Lien Advance Term B Loan, 5.000%, 12/24/2021	507,774	506,664
Eastern Power LLC, Senior Secured First Lien Term Loan, L+4.00%, 10/02/2021(b)	1,974,355	1,995,085
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	984,882	755,287
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,691,729	2,597,519
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B‐1 Conversion Advance Loan, 6.500%, 11/15/2021	500,000	497,500
Moxie Patriot LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 6.750%, 12/18/2020	725,067	721,441
Panda Liberty LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 7.500%, 08/21/2020	1,458,025	1,441,622
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	1,975,025	1,836,773
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	911,290	916,986
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,036,290	1,718,120
Vistra Operations Company LLC, Senior Secured First Lien Exit Term Loan, 5.000%, 08/04/2023	1,311,601	1,329,334
Vistra Operations Company LLC, Senior Secured First Lien Initial Term C Loan, 5.000%, 08/04/2023	299,137	303,182
		14,619,513

TOTAL FLOATING RATE LOAN INTERESTS (Cost $270,071,972)		265,793,631

CONVERTIBLE CORPORATE BONDS(a) ‐ 1.46%
Energy, Oil and Gas ‐ 1.46%
Comstock Resources Inc:
7.750%, 04/01/2019(c)	1,000,000	880,000
9.500%, 06/15/2020(c)	2,000,000	1,760,000
SandRidge Energy Inc 0.000%, 10/03/2020(d)	395,331	494,411
		3,134,411

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,519,808)		3,134,411

CORPORATE BONDS ‐ 25.67%
Automotive ‐ 0.26%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(e)	530,000	556,500

Banking, Finance, Insurance and Real Estate ‐ 3.19%
Fly Leasing Limited, Senior Unsecured Bond, 6.750%, 12/15/2020	500,000	524,375
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(e)	2,025,000	2,030,063
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(e)	1,300,000	1,376,375

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(e)	$3,500,000	$2,940,000
		6,870,813

Beverage, Food and Tobacco ‐ 2.49%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	345,000	353,625
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(e)	1,650,000	1,687,125
P F Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(e)	3,377,000	3,317,903
		5,358,653

Capital Equipment ‐ 0.95%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	500,000	535,625
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(e)	179,000	152,150
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(e)	1,600,000	1,352,000
		2,039,775

Chemicals, Plastics and Rubber ‐ 0.23%
Unifrax Holding Co, Senior Secured Bond 7.500%, 02/15/2019(e)	500,000	500,000

Construction and Building ‐ 2.52%
BMC East LLC, Senior Unsecured Bond, 5.500%, 10/01/2024(e)	1,190,000	1,190,000
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(e)	2,020,000	2,328,050
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(e)	580,000	614,800
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(e)	1,250,000	1,289,062
		5,421,912

Consumer Goods Durable ‐ 0.06%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(e)	150,000	135,000

Containers, Packaging and Glass ‐ 0.41%
ARD Finance SA, Senior Unsecured Bond, 7.125%, 09/15/2023(c)(e)	400,000	396,500
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(e)	331,000	330,172
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(e)	140,000	149,013
		875,685

Energy, Oil and Gas ‐ 0.96%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	1,600,000	1,336,000
Comstock Resources Inc, Senior Unsecured Bond, 10.000%, 03/15/2020(c)	250,000	257,500
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	500,000	475,000
		2,068,500

Forest Products and Paper ‐ 0.42%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(e)	955,000	897,700

Healthcare and Pharmaceuticals ‐ 1.37%
InVentiv Group Holdings Inc, Senior Unsecured Bond, 7.500%, 10/01/2024(e)	250,000	263,100
Kinetic Concept / KCI USA Inc, Senior Unsecured Bond, 9.625%, 10/01/2021(e)	1,020,000	1,083,750
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(e)	1,500,000	1,601,250
		2,948,100

High Tech Industries ‐ 2.13%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	670,000	676,700
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(e)	1,500,000	1,151,250
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/16/2022	1,000,000	1,045,000

Annual Report | December 31, 2016	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value
High Tech Industries (continued)
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(e)	$1,604,000	$1,708,260
		4,581,210

Hotels, Gaming and Leisure ‐ 1.97%
Scientific Games Corp, Senior Unsecured Bond, 8.125%, 09/15/2018	3,500,000	3,548,125
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(e)	650,000	700,375
		4,248,500

Media Advertising, Printing and Publishing ‐ 0.11%
McGraw‐Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(e)	230,000	232,588

Media Broadcasting and Subscription ‐ 1.43%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	1,400,000	1,540,000
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(e)	1,500,000	1,533,750
		3,073,750

Media Diversified and Production ‐ 0.32%
Gray Television Inc, Senior Unsecured Bond, 5.125%, 10/15/2024(e)	720,000	698,400

Retail ‐ 1.62%
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(e)	3,477,000	3,494,385

Services ‐ Business ‐ 1.33%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(e)	1,250,000	1,059,375
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(e)(f)	3,250,000	1,811,875
		2,871,250

Telecommunications ‐ 2.28%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(e)	420,000	369,600
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(e)	2,580,000	2,696,100
Frontier Communications, Senior Unsecured Bond, 10.500%, 09/15/2022	1,250,000	1,318,812
Windstream Services LLC, Senior Unsecured Bond, 7.750%, 10/15/2020	500,000	516,500
		4,901,012

Transportation Consumer ‐ 1.30%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(e)	1,500,000	1,683,750
Hertz Corp, Senior Unsecured Bond 5.500%, 10/15/2024(e)	1,260,000	1,107,225
		2,790,975

Utilities Electric ‐ 0.32%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	1,000,000	685,000

TOTAL CORPORATE BONDS (Cost $55,714,733)		55,249,708

	Shares
COMMON STOCK ‐ 0.18%
Energy, Oil and Gas ‐ 0.18%
SandRidge Energy Inc(g)	16,768	$394,886

TOTAL COMMON STOCK (Cost $775,448)		394,886

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2016

	Principal Shares	Value
RIGHTS AND WARRANTS ‐ 0.01%
Energy, Oil and Gas ‐ 0.01%
Comstock Resources Inc(g)
expires 9/6/2018 at $0.01	3,438	$33,864

TOTAL RIGHTS AND WARRANTS (Cost $–)		33,864

Total Investments ‐ 150.81% (Cost $330,081,961)		324,606,500

Assets in Excess of Other Liabilities ‐ 1.76%		3,753,902

Mandatory Redeemable Preferred Shares ‐ (9.36)%
(liquidation preference plus distributions payable on mandatory redeemable preferred shares)		(20,124,814)

Leverage Facility ‐ (43.21)%		(93,000,000)

Net Assets ‐ 100.00%		$215,235,588

Amounts above are shown as a percentage of net assets as of December 31, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of December 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)	Option to convert to pay-in-kind security.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $42,437,446, which represents approximately 19.72% of net assets as of December 31, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Security is in default as of period end and is therefore non-income producing.
(g)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2016	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

FLOATING RATE LOAN INTERESTS(a) ‐ 126.25%
Aerospace and Defense ‐ 0.74%
Digitalglobe Inc, Senior Secured First Lien Term Loan, L+2.75%, 01/15/2024(b)	$3,207,331	$3,235,395
Engility Corporation, Senior Secured First Lien Term B‐2 Loan, 5.811%, 08/14/2023	2,239,819	2,278,456
		5,513,851

Automotive ‐ 1.73%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 09/01/2021	1,581,987	1,580,342
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 12/22/2021	4,403,819	4,475,380
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	378,000	379,221
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	6,559,757	6,522,038
		12,956,981

Banking, Finance, Insurance and Real Estate ‐ 9.80%
Alliant Holdings Intermediate LLC, Senior Secured First Lien 2016 Term Loan, 5.253%, 08/15/2022	4,264,286	4,313,133
AmWins Group LLC, Senior Secured First Lien New Term Loan, 4.750%, 09/06/2019	2,625,863	2,658,411
Arnhold and S Bleichroeder Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.998%, 12/01/2022	5,247,000	5,306,029
AssuredPartners Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.250%, 10/21/2022	5,491,266	5,577,754
Asurion LLC, Senior Secured First Lien Incremental Tranche B‐5 Term Loan, 4.750%, 11/03/2023	5,795,274	5,885,100
Asurion LLC, Senior Secured First Lien Replacement Term B‐2 Loan, L+3.25%, 07/08/2020(b)	1,033,551	1,044,046
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	5,763,158	5,869,431
Broadstreet Partners Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/08/2023	4,390,244	4,444,200
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 04/13/2022	1,996,481	2,009,957
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.028%, 12/10/2019	8,816,267	7,451,949
DTZ US Borrower LLC, Senior Secured First Lien 2015‐1 Converted Term Loan, 4.250%, 11/04/2021	4,838,161	4,871,424
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	2,956,466	2,902,259
Gold Merger Co Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/27/2023	3,653,565	3,682,501
MPH Acquisition Holdings LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 06/07/2023	5,191,350	5,290,557
National Financial Partners Corp, Senior Secured First Lien Tranche B Term Loan, L+3.50%, 01/08/2014(b)	1,955,307	1,975,349
Solera LLC (Solera Finance Inc), Senior Secured First Lien Dollar Term Loan, 5.750%, 03/03/2023	5,814,396	5,901,612
VF Holding Corp, Senior Secured First Lien Term B‐1 Loan, L+3.25%, 06/30/2023(b)	2,242,991	2,254,800
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 8.500%, 10/29/2021	2,020,004	2,052,203
		73,490,715

Beverage, Food and Tobacco ‐ 2.98%
AdvancePierre Foods Inc, Senior Secured First Lien Effective Date Term Loan, 4.000%,06/02/2023	2,126,107	2,163,048
Americold Realty Operating Partnership LP, Senior Secured First Lien Initial Term Loan, 5.750%, 12/01/2022	1,182,178	1,197,700
Candy Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/15/2023	3,163,053	3,191,220
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	3,959,287	3,952,695
Chobani LLC, Senior Secured First Lien Closing Date Term Loan, 5.250%, 10/09/2023	5,458,221	5,546,917
Constellation Brands Canada Inc, Senior Secured First Lien Initial Tranche B‐1 Term Loan, L+3.75%, 11/15/2023(b)	1,384,615	1,402,359

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Beverage, Food and Tobacco (continued)
RGIS Services LLC, Senior Secured First Lien Extended Maturity Term Loan, 5.500%, 10/18/2017	$2,880,420	$2,664,389
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 12/31/2021	2,387,283	2,244,046
		22,362,374

Capital Equipment ‐ 0.89%
Diebold Inc, Senior Secured First Lien Dollar Term B Loan, 5.250%, 11/06/2023	797,500	810,958
Husky Injection Molding Systems Ltd, Senior Secured First Lien Initial Term Loan, 4.250%, 06/30/2021	1,174,311	1,182,995
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 6.750%, 08/29/2023	4,579,432	4,676,745
		6,670,698

Chemicals, Plastics and Rubber ‐ 1.69%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	1,748,202	1,762,625
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	9,561,635	8,031,773
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	754,979	763,786
Tekni‐Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	2,141,827	2,139,150
		12,697,334

Construction and Building ‐ 11.49%
American Bath Group LLC, Senior Secured First Lien Term Loan, 6.750%, 09/30/2023	5,894,318	5,916,422
American Bath Group LLC, Senior Secured Second Lien term Loan, 10.750%, 09/30/2024	600,000	579,000
Atkore International Inc, Senior Secured First Lien New Term Loan, L+3.00%, 12/22/2023(b)	5,104,675	5,155,722
Builders Firstsource Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	5,765,562	5,831,146
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/29/2022	4,488,667	4,503,636
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 9.000%, 11/03/2021	4,277,778	4,309,861
Forterra Finance LLC, Senior Secured First Lien Term Loan 4.500%, 10/25/2023	7,701,287	7,805,254
GYP Holdings III Corp, Senior Secured First Lien Term Loan 4.500%, 04/01/2021	4,410,000	4,454,100
Headwaters Incorporated, Senior Secured First Lien Term B‐1 Loan, 4.000%, 03/24/2022	2,791,302	2,810,939
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 10/05/2023	2,279,793	2,308,301
IPS Structural Adhesives Holding Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 12/14/2023	5,057,471	5,051,149
IPS Structural Adhesives Holding Inc, Senior Secured Second Lien Initial Term Loan, L+9.50%, 12/14/2024(b)	2,250,000	2,227,500
Jeld‐Wen Inc, Senior Secured First Lien Term B‐2 Loan, 4.750%, 07/01/2022	6,774,828	6,869,032
LBM Borrower LLC, Senior Secured Second Lien Initial Term Loan, 10.250%, 08/20/2023	713,476	697,423
Morsco Inc, Senior Secured First Lien Initial Term Loan, 8.000%, 10/31/2023	6,000,000	6,060,000
Quikrete Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.000%, 11/15/2023	1,839,763	1,860,847
SiteOne Landscape Supply LLC, Senior Secured First Lien Tranche B Term Loan, 5.500%, 04/29/2022	3,097,058	3,128,029
SRS Distribution Inc, Senior Secured First Lien Tranche B‐1 Loan, 5.250%, 08/25/2022	5,488,685	5,581,307
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 9.750%, 02/24/2023	2,191,781	2,265,074
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	7,143,161	7,097,623
Wilsonart LLC, Senior Secured First Lien Tranche C Term Loan, 4.500%, 12/19/2023	1,648,352	1,665,346
		86,177,711

Consumer Goods Durable ‐ 1.89%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,713,188	1,701,769
Culligan NewCo Ltd, Senior Secured First Lien Tranche B‐1 Term Loan, L+4.00%, 11/13/2023(b)	2,875,817	2,903,684
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	4,900,000	4,980,850
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 4.500%, 06/30/2021	1,488,550	1,499,408

Annual Report | December 31, 2016	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Consumer Goods Durable (continued)
Zodiac Pool Solutions LLC, Senior Secured First Lien Term Loan, 5.500%, 12/14/2023	$3,092,784	$3,121,794
		14,207,505

Consumer Goods Non Durable ‐ 2.35%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,375,712	1,312,657
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 8.000%, 01/27/2022	9,034,198	8,661,537
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 4.293%, 09/07/2023	5,947,826	6,018,100
SRAM LLC, Senior Secured First Lien Term Loan, 4.018%, 04/10/2020	1,657,701	1,651,484
		17,643,778

Containers, Packaging and Glass ‐ 6.86%
Anchor Glass Container Corporation, Senior Secured First Lien Term Loan, 4.250%, 12/07/2023	679,012	686,016
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 10/01/2021	1,868,422	1,887,246
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 7.750%, 10/03/2022	428,571	434,287
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 02/07/2022	5,492,290	5,547,213
Coveris Holdings SA, Senior Secured First Lien USD Term Loan, 4.500%, 05/08/2019	6,989,751	7,039,238
Flex Acquisition Company Inc, Senior Secured First Lien Initial Term Loan, L+3.25%, 12/29/2023(b)	4,397,906	4,444,172
Flex Acquisition Company Inc, Senior Secured First Lien Interim Initial Term Loan, 8.000%, 12/16/2017	5,000,000	5,006,250
IBC Capital Limited, Senior Secured Second Lien Term Loan, 8.000%, 09/09/2022	2,310,794	2,169,258
Multi Packaging Solutions Inc, Senior Secured First Lien Dollar Tranche D Term Loan, 4.250%, 10/14/2023	1,288,494	1,292,926
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	7,801,356	7,823,317
Plaze Inc, Senior Secured First Lien Term Loan, 5.250%, 07/31/2022	1,488,703	1,496,146
Printpack Holdings Inc, Senior Secured First Lien Term Loan, 5.000%, 07/26/2023	4,175,581	4,219,947
Reynolds Group Holdings Inc, Senior Secured First Lien US Term Loan, 4.250%, 02/06/2023	9,226,189	9,361,445
		51,407,461

Energy, Oil and Gas ‐ 3.75%
Ascent Resources ‐ Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	7,407,407	4,098,778
Brock Holdings III Inc, Senior Secured Second Lien Initial Term Loan, 10.000%, 03/16/2018	3,833,333	3,660,832
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.753%, 05/17/2021	752,941	739,765
Crestwood Holdings LLC, Senior Secured First Lien Tranche B‐1 Term Loan, 9.000%, 06/19/2019	5,020,691	4,926,553
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	6,884,247
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B‐2 Term Loan, 4.449%, 10/01/2019	3,124,957	2,693,713
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,: 0.000%, 01/01/2030	9,732	7,353
0.000%, 01/01/2030	15,933	12,037
0.000%, 01/01/2030	120,242	90,843
Sheridan Production Partners I‐A LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	414,082	356,939
Sheridan Production Partners I‐M LP, Senior Secured First Lien Tranche B‐2 Term Loan, 4.450%, 10/01/2019	252,924	218,020
Utex Industries Inc, Senior Secured Second Lien New Term Loan, 8.250%, 05/23/2022	3,181,818	2,259,091
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	771,060	649,067
W3 Co, Senior Secured Second Lien Term Loan, 9.250%, 09/14/2020	3,385,430	1,531,907
		28,129,145

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Environmental Industries ‐ 1.08%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	$6,312,727	$6,375,855
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B‐1 Loan, 4.500%, 05/27/2022	1,688,571	1,703,346
		8,079,201

Healthcare and Pharmaceuticals ‐ 16.24%
Albany Molecular Research Inc, Senior Secured First Lien Term Loan, 6.006%, 07/16/2021	3,273,796	3,318,810
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	7,713,325	7,481,925
Amneal Pharmaceuticals LLC, Senior Secured First Lien Term B Loan, 4.501%, 11/01/2019	1,111,515	1,115,683
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 07/05/2023	5,081,513	5,151,384
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 06/21/2022	10,564,197	10,775,481
BioClinica‐Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/20/2023	3,826,087	3,833,280
BioClinica‐Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 9.250%, 10/04/2024	3,157,898	3,142,108
CHG Healthcare Services Inc, Senior Secured First Lien Term Loan, L+3.75%, 06/07/2023(b)	4,108,240	4,162,160
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	5,366,355	4,217,070
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/01/2021	2,986,213	2,863,032
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 10/30/2023	1,179,616	1,194,361
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.250%, 08/15/2022	995,000	1,004,746
Horizon Pharma Inc, Senior Secured First Lien Term B‐1 Loan, 5.500%, 05/07/2021	2,205,882	2,209,335
inVentiv Group Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/09/2023	4,951,456	5,003,620
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 08/29/2022	5,356,969	5,350,273
Mediware Information Systems Inc, Senior Secured First Lien Initial Term Loan, 5.750%, 09/28/2023	1,882,075	1,898,544
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	3,527,202	3,553,656
Netsmart Technologies Inc, Senior Secured First Lien Term C‐1 Loan, 5.500%, 04/19/2023	5,686,940	5,717,166
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	1,119,092	1,090,180
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	6,860,375	5,659,809
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 07/29/2022	5,507,724	5,521,493
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 06/29/2023	5,200,304	5,219,805
Pharmaceutical Product Development Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 08/18/2022	1,595,949	1,615,899
Precyse Acquisition Corp, Senior Secured First Lien Initial Term Loan, 6.500%, 10/20/2022	6,509,197	6,606,835
Press Ganey Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 10/23/2023	3,465,347	3,490,262
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 09/30/2024	2,500,000	2,550,000
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 11/03/2020	5,063,512	5,114,147
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 12/30/2022	7,248,247	6,822,412
Valeant Pharmaceuticals International, Senior Secured First Lien Series A‐3 Tranche A Term Loan, 4.520%, 10/20/2018	6,117,200	6,110,349
		121,793,825

High Tech Industries ‐ 18.84%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	3,320,130	3,347,936
Ascend Learning LLC, Senior Secured Second Lien Term Loan, 9.500%, 11/30/2020	1,000,000	996,250
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 11.278%, 05/25/2020	12,722,266	12,743,450
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	2,017,387	2,019,284

Annual Report | December 31, 2016	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

High Tech Industries (continued)
Ciena Corporation, Senior Secured First Lien 2016 Term Loan, 4.250%, 04/26/2021	$1,925,806	$1,940,250
CompuCom Systems Inc, Senior Secured First Lien Term Loan, L+3.25%, 05/11/2020(b)	2,500,000	1,966,663
Compuware Corporation, Senior Secured First Lien Tranche B‐2 Term Loan, 6.250%, 12/15/2021	3,920,000	3,949,890
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	4,000,000	4,020,000
Cypress Semiconductor Corp, Senior Secured First Lien 2016 Incremental Term Loan, 6.500%, 07/05/2021	3,894,366	3,991,725
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	5,544,499	5,576,186
Flexera Software LLC, Senior Secured Second Lien Term Loan, 8.000%, 04/02/2021	2,800,000	2,770,824
Hyland Software Inc, Senior Secured Second Lien Term Loan, 8.250%, 07/03/2023	2,524,544	2,575,035
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	3,653,852	3,645,101
Landslide Holdings Inc, Senior Secured First Lien Term Loan, 5.500%, 09/27/2022	4,718,079	4,788,850
Landslide Holdings Inc, Senior Secured Second Lien Term Loan, 9.500%, 09/27/2023	3,950,617	4,009,877
MA FinanceCo LLC, Senior Secured First Lien Tranche B‐2 Term Loan, 4.520%, 11/19/2021	9,945,570	10,091,223
Magic Newco LLC, Senior Secured First Lien USD Term Loan, 5.000%, 12/12/2018	591,418	597,888
ON Semiconductor Corporation, Senior Secured First Lien 2016 New Replacement Term Loan, 4.020%, 03/31/2023	10,284,276	10,433,912
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,157,143	3,964,875
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,089,684	2,113,193
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	5,083,333	4,791,041
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 11/12/2021	2,493,719	2,482,809
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	2,351,920	2,373,969
Quest Software US Holdings Inc, Senior Secured First Lien Initial Term Loan, 7.000%, 10/31/2022	10,550,725	10,709,038
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.250%, 10/13/2023	6,261,231	6,352,551
SolarWinds Holdings Inc, Senior Secured First Lien 2016 Refinancing Term Loan, 5.500%, 02/03/2023	3,456,856	3,505,321
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	8,830,064	8,926,664
Sybil Software LLC, Senior Secured First Lien Initial Dollar Term Loan, 5.000%, 09/30/2022	3,694,728	3,758,813
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	2,838,733	2,861,798
Trader Corporation, Senior Secured First Lien Term Loan, 5.000%, 09/28/2023	3,716,216	3,768,856
TTM Technologies Inc, Senior Secured First Lien New Term B Loan, 5.006%, 05/31/2021	5,429,108	5,510,544
Western Digital Corporation, Senior Secured First Lien US Term B‐1 Loan, 4.520%, 05/01/2023	694,801	706,960
		141,290,776

Hotels, Gaming and Leisure ‐ 2.80%
Alpha Topco Limited ‐ Delta 2 (Lux) Sarl, Senior Secured First Lien Facility B3 (USD) Term Loan, 5.068%, 07/30/2021	2,373,451	2,401,078
Alpha Topco Limited ‐ Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 8.068%, 07/29/2022	4,000,000	4,040,000
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	2,810,942	2,832,024
Scientific Games International Inc, Senior Secured First Lien B‐2 Term Loan, 6.000%, 10/01/2021	1,112,428	1,128,335
Scientific Games International Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 10/19/2020	3,149,777	3,195,386
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Term B Loan, 5.000%, 09/02/2021	2,917,571	2,951,312
UFC Holdings LLC, Senior Secured First Lien Term Loan, 5.000%, 08/18/2023	4,407,346	4,471,252
		21,019,387

Media Advertising, Printing and Publishing ‐ 1.25%
McGraw‐Hill Global Education Holdings LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/04/2022	2,558,571	2,565,774

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Media Advertising, Printing and Publishing (continued)
Vestcom Parent Holdings Inc, Senior Secured First Lien Term Loan, 5.250%, 12/15/2023	$6,782,609	$6,803,804
		9,369,578

Media Broadcasting and Subscription ‐ 1.76%
Numericable US LLC, Senior Secured First Lien USD TLB‐7 Term Loan, 5.140%, 01/15/2024	3,133,424	3,180,160
Radiate Holdco LLC, Senior Secured First Lien Term Loan, L+3.00%, 12/09/2023(b)	3,130,435	3,156,730
Sable International Finance Ltd, Senior Secured First Lien Term B‐1 Loan, 5.748%, 01/03/2023	4,969,231	5,044,167
Sable International Finance Ltd, Senior Secured First Lien Term B‐2 Loan, 5.830%, 01/03/2023	1,800,000	1,827,144
		13,208,201

Metals and Mining ‐ 1.73%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B‐2 Term Loan, 4.500%, 09/05/2019	4,225,973	4,119,457
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 5.000%, 11/08/2019	5,954,423	6,002,803
Murray Energy Corporation, Senior Secured First Lien Term B‐2 Non‐PIK Loan, 8.250%, 04/16/2020	2,989,683	2,870,111
		12,992,371

Retail ‐ 4.04%
Albertsons LLC, Senior Secured First Lien Replacement 2016‐1 Term B‐6 Loan, 4.061%, 06/22/2023	3,132,135	3,176,721
Albertsons LLC, Senior Secured First Lien Replacement 2016‐2 Term B‐4 Loan, 3.750%, 08/25/2021	3,599,778	3,647,403
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.310%, 08/19/2022	3,197,330	3,128,187
Fairway Group Acquisition Company, Senior Secured First Lien First Out Term Loan, 9.000%, 01/03/2020	899,697	908,694
Fairway Group Acquisition Company, Senior Secured First Lien Last Out Non‐PIK Term Loan, 10.000%, 01/03/2020	580,578	528,326
Fairway Group Holdings Corp, Senior Secured First Lien Subordinated Non‐PIK Term Loan, 11.000%, 10/04/2021	505,625	414,613
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	2,326,266	2,327,720
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/26/2020	2,330,752	2,032,999
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	4,882,331	3,060,172
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	6,200,835	3,281,265
Payless Inc, Senior Secured Second Lien Initial Term Loan, 8.500%, 03/11/2022	1,845,543	301,442
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B‐2 Term Loan, 5.140%, 01/26/2023	4,949,693	4,986,296
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,031,250	1,878,906
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,036,301	618,646
		30,291,390

Services ‐ Business ‐ 13.81%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	6,750,000	6,610,815
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 07/28/2022	4,752,000	4,786,167
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	7,882,442	5,938,120
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	4,000,000	1,900,000
DTI Holdco Inc, Senior Secured First Lien Initial Term Loan, 6.250%, 10/02/2023	10,999,459	10,879,180
Erie Acquisition Holdings Inc (GCA Services Group Inc), Senior Secured First Lien Term Loan, 6.058%, 03/01/2023	9,955,274	10,104,653
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	180,796	176,276
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 5.750%, 12/18/2020	5,105,263	2,680,263

Annual Report | December 31, 2016	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Services ‐ Business (continued)
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, L+4.50%, 06/20/2022(b)	$5,445,545	$5,452,351
Information Resources Inc, Senior Secured First Lien Term B Loan, L+4.25%, 12/20/2023(b)	6,823,821	6,883,530
Information Resources Inc, Senior Secured Second Lien Term B Loan, L+8.25%, 12/20/2024(b)	5,500,000	5,481,685
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 6.875%, 12/09/2022	6,000,000	5,580,000
Neff Rental LLC, Senior Secured Second Lien Closing Date Term Loan, 7.543%, 06/09/2021	6,070,059	6,046,355
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	8,481,132	8,491,733
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,267,677	1,270,320
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	5,406,970	5,481,316
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,805,901	1,825,657
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	4,980,931	4,951,892
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	9,125,000	8,976,719
		103,517,032

Services ‐ Consumer ‐ 2.86%
Focus Brands Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 10/05/2023	4,407,843	4,510,700
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 03/31/2021	3,775,647	3,838,190
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	3,995,812	4,012,475
Outerwall Inc, Senior Secured First Lien Term B Loan, 5.250%, 09/27/2023	1,265,710	1,286,278
Prime Security Services Borrower LLC, Senior Secured First Lien 2016‐2 Refinancing Term B‐1 Loan, L+3.25%, 05/02/2022(b)	3,917,582	3,982,712
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 07/28/2021	1,074,463	1,089,237
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,729,825	2,742,900
		21,462,492

Telecommunications ‐ 8.90%
Alorica Inc, Senior Secured First Lien Term B Loan, 5.520%, 06/30/2022	3,219,980	3,260,230
Avaya Inc, Senior Secured First Lien Term B‐7 Loan, L+5.25%, 05/29/2020(b)	797,588	695,899
Communications Sales & Leasing Inc, Senior Secured First Lien Term Loan, 4.500%, 10/24/2022	5,474,085	5,560,302
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.375%, 06/17/2020	3,523,654	3,519,250
Cortes NP Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 11/30/2023	11,912,409	12,091,095
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	779,468	789,336
Greeneden US Holdings II LLC, Senior Secured First Lien Initial Dollar Term Loan, 6.250%, 12/01/2023	1,546,392	1,577,807
GTT Communications Inc, Senior Secured First Lien Initial Term Loan, L+4.00%, 12/13/2023(b)	1,036,269	1,053,974
LTS Buyer LLC (Light Tower Fiber LLC / Sidera Networks Inc), Senior Secured First Lien Term B Loan, 4.248%, 04/13/2020	2,086,338	2,103,290
Masergy Holdings Inc, Senior Secured First Lien Term B Loan, 5.500%, 12/15/2023	1,550,388	1,562,984
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, L+8.50%, 12/16/2024(b)	1,500,000	1,496,250
Telesat Canada, Senior Secured First Lien Term B‐3 Loan, 4.500%, 11/17/2023	5,977,335	6,072,554
TierPoint LLC, Senior Secured First Lien Term B‐1 Loan, 5.500%, 12/02/2021	10,861,714	10,947,739
Windstream Services LLC, Senior Secured First Lien Delayed Draw Term Loan, L+4.00%, 03/29/2021(b)	6,682,243	6,715,654

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Telecommunications (continued)
Windstream Services LLC, Senior Secured First Lien New Tranche B‐6 Term Loan, 4.762%, 03/29/2021	$9,169,433	$9,258,285
		66,704,649

Transportation Cargo ‐ 0.27%
XPO Logistics Inc, Senior Secured First Lien Refinanced Term Loan, 4.250%, 11/01/2021	2,007,276	2,036,603

Transportation Consumer ‐ 1.13%
Air Medical Group Holdings Inc, Senior Secured First Lien 2016 New Term Loan, 5.000%, 04/28/2022	1,925,806	1,960,722
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	6,541,950	6,509,240
		8,469,962

Utilities Electric ‐ 7.37%
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	4,854,578	3,938,277
Eastern Power LLC, Senior Secured First Lien Term Loan, L+4.00%, 10/02/2021(b)	6,218,403	6,283,696
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	6,256,523	4,798,002
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	6,383,459	6,160,038
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B‐1 Conversion Advance Loan, 6.500%, 11/15/2021	1,601,000	1,592,995
Moxie Patriot LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 6.750%, 12/18/2020	453,167	450,901
Panda Liberty LLC, Senior Secured First Lien Construction B‐1 Facility Term Loan, 7.500%, 08/21/2020	6,881,878	6,804,457
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	9,945,000	9,248,850
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,822,581	1,833,972
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	8,094,254	6,829,527
Vistra Operations Company LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.000%, 12/14/2023	1,146,789	1,163,813
Vistra Operations Company LLC, Senior Secured First Lien Exit Term Loan, 5.000%, 08/04/2023	4,918,504	4,985,002
Vistra Operations Company LLC, Senior Secured First Lien Initial Term C Loan, 5.000%, 08/04/2023	1,121,764	1,136,930
		55,226,460

TOTAL FLOATING RATE LOAN INTERESTS (Cost $964,599,798)		946,719,480

CONVERTIBLE CORPORATE BONDS(a) ‐ 0.36%
Energy, Oil and Gas ‐ 0.36%
Comstock Resources Inc, 7.750%, 04/01/2019(c)	1,000,000	880,000
SandRidge Energy Inc 0.000%, 10/03/2020(d)	1,411,897	1,765,754
		2,645,754

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $3,956,089)		2,645,754

CORPORATE BONDS ‐ 30.32%
Automotive ‐ 0.27%
Omega US Sub LLC, Senior Unsecured Bond, 8.750%, 07/15/2023(e)	1,920,000	2,016,000

Annual Report | December 31, 2016	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Banking, Finance, Insurance and Real Estate ‐ 4.55%
First Data Corp, Senior Unsecured Bond, 7.000%, 12/01/2023(e)	$2,000,000	$2,135,000
Fly Leasing Limited, Senior Unsecured Bond:
6.750%, 12/15/2020	500,000	524,375
6.375%, 10/15/2021	2,100,000	2,194,500
Hockey Merger Sub 2 Inc, Senior Unsecured Bond, 7.875%, 10/01/2021(e)	4,000,000	4,235,640
HUB Holdings LLC, Senior Unsecured Bond, 8.125%, 07/15/2019(c)(e)	7,500,000	7,518,750
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(e)	6,850,000	7,252,438
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(e)	12,200,000	10,248,000
		34,108,703

Beverage, Food and Tobacco ‐ 2.81%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	1,369,000	1,403,225
Dole Food Co Inc, Senior Secured Bond, 7.250%, 05/01/2019(e)	6,350,000	6,492,875
P F Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(e)	13,415,000	13,180,237
		21,076,337

Capital Equipment ‐ 1.00%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	1,500,000	1,606,875
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(e)	2,321,000	1,972,850
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(e)	4,650,000	3,929,250
		7,508,975

Chemicals, Plastics and Rubber ‐ 0.32%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(e)	2,000,000	890,000
Unifrax Holding Co, Senior Secured Bond 7.500%, 02/15/2019(e)	1,500,000	1,500,000
		2,390,000

Construction and Building ‐ 1.90%
BMC East LLC, Senior Unsecured Bond, 5.500%, 10/01/2024(e)	4,360,000	4,360,000
Builders FirstSource Inc, Senior Unsecured Bond, 10.750%, 08/15/2023(e)	4,697,000	5,413,292
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(e)	1,570,000	1,664,200
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(e)	2,700,000	2,784,375
		14,221,867

Consumer Goods Durable ‐ 0.24%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(e)	650,000	585,000
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(e)	1,300,000	1,228,500
		1,813,500

Consumer Goods Non Durable ‐ 0.40%
Revlon Consumer Products Corporation, Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	3,000,000	3,030,000

Containers, Packaging and Glass ‐ 1.15%
ARD Finance SA, Senior Unsecured Bond, 7.125%, 09/15/2023(c)(e)	1,600,000	1,586,000
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(e)	6,454,000	6,437,865
Reynolds GRP ISS / Reynold, Senior Unsecured Bond, 7.000%, 07/15/2024(e)	560,000	596,050
		8,619,915

Energy, Oil and Gas ‐ 1.37%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	6,600,000	5,511,000
Comstock Resources Inc, Senior Unsecured Bond, 10.000%, 03/15/2020(c)	2,250,000	2,317,500
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	800,000	760,000

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Energy, Oil and Gas (continued)
Ridgeback Resources Inc, Senior Secured Bond, 12.000%, 12/29/2021	$486,000	$486,000
Talos Production LLC, Senior Unsecured Bond, 9.750%, 02/15/2018(e)	2,000,000	1,210,000
		10,284,500

Forest Products and Paper - 0.50%
Tembec Industries Inc, Senior Secured Bond, 9.000%, 12/15/2019(e)	3,961,000	3,723,340

Healthcare and Pharmaceuticals - 1.50%
InVentiv Group Holdings Inc, Senior Unsecured Bond, 7.500%, 10/01/2024(e)	1,010,000	1,062,924
Kinetic Concept / KCI USA Inc, Senior Unsecured Bond, 9.625%, 10/01/2021(e)	4,070,000	4,324,375
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(e)	5,500,000	5,871,250
		11,258,549

High Tech Industries - 3.01%
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	5,330,000	5,383,300
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(c)(e)	3,000,000	2,827,500
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(e)	6,000,000	4,605,000
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/16/2022	4,250,000	4,441,250
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(e)	4,966,000	5,288,790
		22,545,840

Hotels, Gaming and Leisure - 2.97%
Mood Media Corporation, Senior Unsecured Bond,:
9.250%, 10/15/2020(e)	9,850,000	6,402,500
10.000%, 08/06/2023(e)	1,480,000	1,379,360
Scientific Games Corp, Senior Unsecured Bond, 8.125%, 09/15/2018	13,230,000	13,411,913
Scientific Games International Inc, Senior Secured Bond, 7.000%, 01/01/2022(e)	1,000,000	1,077,500
		22,271,273

Media Advertising, Printing and Publishing - 0.25%
McGraw‐Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(e)	820,000	829,225
Southern Graphics Inc, Senior Unsecured Bond, 8.375%, 10/15/2020(e)	1,000,000	1,020,000
		1,849,225

Media Broadcasting and Subscription - 1.81%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	4,600,000	5,060,000
Cequel Communications Holdings I, Senior Unsecured Bond:
6.375%, 09/15/2020(e)	5,500,000	5,678,750
5.125%, 12/15/2021(e)	500,000	511,250
SFR Group SA, Senior Secured Bond, 6.000%, 05/15/2022(e)	2,250,000	2,317,500
		13,567,500

Retail - 1.90%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(e)	5,600,000	1,120,000
PriSo Acq Corp / Bldng Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(e)	13,060,000	13,125,300
		14,245,300

Services - Business - 1.32%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(e)	3,250,000	2,754,375
Modular Space Corp, Senior Secured Bond, 10.250%, 01/31/2019(e)(f)	12,840,000	7,158,300
		9,912,675

Telecommunications - 2.47%
Avaya Inc, Senior Secured Bond, 7.000%, 04/01/2019(e)	1,709,000	1,503,920

Annual Report | December 31, 2016	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

	Principal Amount	Value

Telecommunications (continued)
Fairpoint Communications Inc, Senior Secured Bond, 8.750%, 08/15/2019(e)	$10,600,000	$11,077,000
Frontier Communications, Senior Unsecured Bond:
10.500%, 09/15/2022	750,000	791,287
7.125%, 01/15/2023	4,000,000	3,640,000
Windstream Services LLC, Senior Unsecured Bond, 7.750%, 10/15/2020	1,500,000	1,549,500
		18,561,707

Transportation Consumer ‐ 0.26%
Air Canada, Senior Unsecured Bond, 7.750%, 04/15/2021(e)	1,750,000	1,964,375

Utilities Electric ‐ 0.32%
GenOn Energy Inc, Senior Secured Bond, 9.875%, 10/15/2020	3,500,000	2,397,500

TOTAL CORPORATE BONDS (Cost $238,979,182)		227,367,081

	Shares
COMMON STOCK ‐ 1.47%
Energy, Oil and Gas ‐ 1.47%
Ridgeback Resources Inc(g)	1,201,345	$7,507,008
SandRidge Energy Inc(g)	59,889	1,410,386
TE Holdcorp LLC, Class A	197,643	1,445,261
Titan Energy LLC(g)	29,318	664,100
		11,026,755

TOTAL COMMON STOCK (Cost $22,486,976)		11,026,755

PREFERRED STOCK ‐ 0.25%
Energy, Oil and Gas ‐ 0.25%
TE Holdcorp LLC	131,013	1,883,307

TOTAL PREFERRED STOCK (Cost $1,310,127)		1,883,307

RIGHTS AND WARRANTS ‐ 0.01%
Energy, Oil and Gas ‐ 0.01%
Comstock Resources Inc(g)
expires 9/6/2018 at $0.01	8,250	81,262

TOTAL RIGHTS AND WARRANTS (Cost $–)		81,262

Total Investments ‐ 158.66% (Cost $1,231,332,172)		1,189,723,639

Liabilities in Excess of Other Assets ‐ (2.34)%		(17,575,194)

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2016

Mandatory Redeemable Preferred Shares ‐ (6.04)%
(liquidation preference plus distributions payable on mandatory redeemable preferred shares)	(45,280,831)

Leverage Facility - (50.28)%	(377,000,000)

Net Assets - 100.00%	$749,867,614

Amounts above are shown as a percentage of net assets as of December 31, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of December 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)	Option to convert to pay-in-kind security.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $172,858,856, which represents approximately 23.05% of net assets as of December 31, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	Security is in default as of period end and is therefore non-income producing.
(g)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2016	39

Blackstone / GSO Funds	Statements of Assets and Liabilities

December 31, 2016

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $413,580,277, $330,081,961 and $1,231,332,172, respectively)	$404,374,181	$324,606,500	$1,189,723,639
Cash	6,833,565	15,558,924	16,354,461
Receivable for investment securities sold	14,118,264	18,441,888	38,959,095
Interest receivable	2,179,374	2,507,236	10,339,033
Prepaid expenses and other assets	29,186	36,939	102,431
Total Assets	427,534,570	361,151,487	1,255,478,659

LIABILITIES:
Payable for investment securities purchased	26,245,469	28,064,949	73,869,020
Leverage facility (Note 9)	131,000,000	93,000,000	377,000,000
Interest due on leverage facility (Note 9)	78,699	11,857	36,864
Distributions payable to common shareholders	1,476,596	4,521,969	8,441,568
Accrued investment advisory fee payable	338,149	221,826	994,653
Accrued fund accounting and administration fees payable	66,319	43,414	292,510
Accrued trustees' fees payable	18,793	18,972	19,171
Other payables and accrued expenses	157,057	143,870	206,914
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(235,772) and $(530,486), respectively)(a) (Note 9)	–	19,764,228	44,469,514
Distributions payable on mandatory redeemable preferred shares	–	124,814	280,831
Total Liabilities	159,381,082	145,915,899	505,611,045
Net Assets Attributable to Common Shareholders	$268,153,488	$215,235,588	$749,867,614

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid‐in capital	$286,051,472	$236,962,777	$840,264,384
Undistributed net investment income	2,224,258	2,272,686	7,422,434
Accumulated net realized loss	(10,916,146)	(18,524,414)	(56,199,046)
Net unrealized depreciation	(9,206,096)	(5,475,461)	(41,620,158)
Net Assets Attributable to Common Shareholders	$268,153,488	$215,235,588	$749,867,614

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,225,178	12,702,160	44,664,382
Net Asset Value per Common Share	$17.61	$16.94	$16.79

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

40	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations

For the Year Ended December 31, 2016

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$25,155,944	$22,742,665	$79,956,835
Facility and other fees	300,506	343,233	1,681,125
Total Investment Income	25,456,450	23,085,898	81,637,960

EXPENSES:
Investment advisory fee	3,755,885	2,463,609	10,730,374
Fund accounting and administration fees	375,774	246,431	1,610,668
Insurance expense	73,101	51,170	211,364
Legal and audit fees	456,122	590,266	952,912
Custodian fees	81,354	49,235	175,379
Trustees' fees and expenses	125,312	139,435	148,271
Printing expense	34,996	29,612	63,175
Transfer agent fees	18,818	24,616	24,697
Interest on leverage facility	1,591,676	1,234,710	4,624,381
Amortization of deferred financing costs (Note 9)	–	15,532	34,942
Other expenses	38,890	138,413	237,291
Distributions from mandatory redeemable preferred shares	–	305,314	686,956
Total Expenses	6,551,928	5,288,343	19,500,410
Net Investment Income	18,904,522	17,797,555	62,137,550

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(7,016,365)	(12,321,736)	(36,576,103)
Net realized loss:	(7,016,365)	(12,321,736)	(36,576,103)
Change in unrealized appreciation/(depreciation) on:
Investment securities	30,870,797	32,770,485	105,317,347
Translation of assets and liabilities in foreign currency transactions	–	–	(11,625)
Net unrealized gain:	30,870,797	32,770,485	105,305,722
Net Realized and Unrealized Gain on Investments	23,854,432	20,448,749	68,729,619

Net Increase in Net Assets Attributable to Common Shares from Operations	$42,758,954	$38,246,304	$130,867,169

See Notes to Financial Statements.

Annual Report | December 31, 2016	41

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income(a)(b)	$18,904,522	$18,606,153	$17,797,555	$18,795,478	$62,137,550	$66,184,077
Net realized loss	(7,016,365)	(1,351,512)	(12,321,736)	(5,268,770)	(36,576,103)	(19,372,357)
Change in unrealized appreciation/(depreciation)	30,870,797	(31,777,555)	32,770,485	(28,455,513)	105,305,722	(109,844,281)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	42,758,954	(14,522,914)	38,246,304	(14,928,805)	130,867,169	(63,032,561)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(17,608,045)	(17,804,690)	(18,214,897)	(16,182,551)	(60,028,929)	(60,966,881)
Net Decrease in Net Assets from Distributions to Common Shareholders	(17,608,045)	(17,804,690)	(18,214,897)	(16,182,551)	(60,028,929)	(60,966,881)

Net asset value of common shares issued to stockholders from reinvestment of dividends	128,713	–	–	–	–	–
Net Increase from Capital Share Transactions	128,713	–	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	25,279,622	(32,327,604)	20,031,407	(31,111,356)	70,838,240	(123,999,442)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	242,873,866	275,201,470	195,204,181	226,315,537	679,029,374	803,028,816
End of period(a)	$268,153,488	$242,873,866	$215,235,588	$195,204,181	$749,867,614	$679,029,374
(a) Including undistributed net investment income of:	$2,224,258	$896,703	$2,272,686	$2,612,927	$7,422,434	$5,160,303

(a)	Includes distributions to preferred shareholders from net investment income.
(b)
Distributions on the Company's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income.  See Note 9 - Leverage.  The Long-Short Credit Income Fund and the Strategic Credit Fund paid $305,314 and $686,956, respectively, to holders of MRPS for the fiscal year ended December 31, 2016 which were characterized as distributions.

See Notes to Financial Statements.

42	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows

For the Year Ended December 31, 2016

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$42,758,954	$38,246,304	$130,867,169
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(377,354,217)	(310,192,214)	(1,065,825,909)
Proceeds from disposition of investment securities	365,615,978	295,766,037	964,022,517
Discounts accreted/premiums amortized	(1,166,832)	(1,333,611)	(3,824,527)
Net realized loss on:
Investment securities	7,016,365	12,321,736	36,576,103
Net change in unrealized appreciation on:
Investment securities	(30,870,797)	(32,770,485)	(105,317,347)
Amortization of deferred financing costs	–	15,532	34,942
(Increase)/Decrease in assets:
Interest receivable	(94,261)	670,224	2,242,465
Prepaid expenses and other assets	(888)	(20,951)	(17,057)
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	124,814	280,831
Interest due on loan facility	14,417	(35,215)	(132,981)
Accrued investment advisory fees payable	23,559	18,419	112,996
Accrued fund accounting and administration expense	(30,046)	(19,320)	(117,218)
Accrued trustees' fees payable	(2,791)	(2,611)	(2,412)
Other payables and accrued expenses	(71,889)	(18,463)	(26,817)
Net Cash Provided by Operating Activities	5,837,552	2,770,196	(41,127,245)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	18,250,000	8,500,000	80,750,000
Payments on leverage facility	(6,750,000)	(11,500,000)	(34,750,000)
Proceeds from offering of mandatory redeemable preferred shares	–	20,000,000	45,000,000
Payment of deferred financing costs	–	(251,304)	(565,428)
Distributions paid ‐ common shareholders ‐ net	(17,372,328)	(14,937,740)	(56,277,121)
Net Cash Provided Used in Financing Activities	(5,872,328)	1,810,956	34,157,451

Net Increase/(Decrease) in Cash	(34,776)	4,581,152	(6,969,794)
Cash, beginning balance	$6,868,341	$10,977,772	$23,324,255
Cash, ending balance	$6,833,565	$15,558,924	$16,354,461

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$1,577,259	$1,269,925	$4,757,362

Reinvestment of distributions	$128,713	–	–

See Notes to Financial Statements.

Annual Report | December 31, 2016	43

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value ‐ beginning of period	$15.96	$18.08	$19.27		$19.31		$18.81
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.24	1.22	0.92		1.17		1.36
Net realized and unrealized gain/(loss) on investments	1.57	(2.17)	(0.84)		0.08		0.65
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	–	–	(0.06)		(0.08)		(0.08)
From net realized gains	–	–	–		0.00		(0.01)
Total Income/(Loss) from Investment Operations	2.81	(0.95)	0.02		1.17		1.92

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.16)	(1.17)	(0.86)		(1.06)		(1.23)
From net realized gains	–	–	(0.08)		(0.15)		(0.19)
From tax return of capital	–	–	(0.27)		–		–
Total Distributions to Common Shareholders	(1.16)	(1.17)	(1.21)		(1.21)		(1.42)

Net asset value per common share ‐ end of period	$17.61	$15.96	$18.08		$19.27		$19.31
Market price per common share ‐ end of period	$18.08	$14.85	$16.74		$18.85		$20.33

Total Investment Return ‐ Net Asset Value(b)	18.44%	(5.19%)	0.38%		6.27%		10.51%
Total Investment Return ‐ Market Price(b)	30.70%	(4.72%)	(4.99%)		(1.26%)		19.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$268,153	$242,874	$275,201		$293,242		$293,459
Ratio of expenses to average net assets attributable to common shares	2.59%	2.48%	3.02	%(c)	2.73	%(c)	2.78	%(c)
Ratio of net investment income to average net assets attributable to common shares	7.48%	6.84%	4.88	%(c)	6.02	%(c)	7.04	%(c)
Ratio of expenses to average managed assets(d)	1.74%	1.67%	2.02	%(c)	1.83	%(c)	1.87	%(c)
Portfolio turnover rate	99%	65%	66%		85%		73%

44	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013			For the Year Ended December 31, 2012
TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	$	N/A	(e)		$48,100			$48,109
Total shares outstanding (000s)		–		–		–			48			48
Asset coverage per share	$	N/A	$	N/A	$	N/A	(e)		$3,035	(f)		$7,116	(g)
Liquidation preference per share	$	N/A	$	N/A	$	N/A	(e)		$1,000			$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A		$–	(h)		$96,000			$96,000
Average borrowings outstanding during the period (000s)	$	N/A	$	N/A		$96,000	(h)		$96,000			$96,000
Asset coverage, end of period per $1,000		N/A		N/A		N/A	(h)		$4,556	(i)		$4,057	(j)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$131,000		$119,500		$133,000		$	N/A		$	N/A
Average borrowings outstanding during the period (000s)		$122,782		$132,372		$137,412	(k)	$	N/A		$	N/A
Asset coverage, end of period per $1,000		$3,047		$3,032		$3,069		$	N/A		$	N/A

(a)	Calculated using average common shares outstanding.
(b)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported.  Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.  Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.
(f)
Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(g)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares) from the Fund's total assets and dividing by the number of Term Preferred Shares outstanding.
(h)
On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility.  Average borrowings are shown for the period January 1, 2014 through the redemption date.

(i)
Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(j)
Calculated by subtracting the Fund's total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)	Since first borrowing was made on October 8, 2014.

See Notes to Financial Statements.

Annual Report | December 31, 2016	45

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.37		$17.82		$19.11		$18.97		$18.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.40		1.48		0.94		1.13		1.22
Net realized and unrealized gain/(loss) on investments	1.60		(2.66)		(1.03)		0.36		0.95
Total Income/(Loss) from Investment Operations	3.00		(1.18)		(0.09)		1.49		2.17

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.43)		(1.27)		(0.96)		(1.23)		(1.30)
From net realized gains	–		–		(0.06)		(0.12)		–
From tax return of capital	–		–		(0.18)		–		–
Total Distributions to Common Shareholders	(1.43)		(1.27)		(1.20)		(1.35)		(1.30)

Net asset value per common share - end of period	$16.94		$15.37		$17.82		$19.11		$18.97
Market price per common share - end of period	$15.92		$13.48		$15.53		$17.87		$18.75

Total Investment Return - Net Asset Value(c)	21.21%		(6.04%)		(0.06%)		8.34%		12.45%
Total Investment Return - Market Price(c)	29.89%		(5.44%)		(6.86%)		2.50%		17.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$215,236		$195,204		$226,316		$242,699		$240,978
Ratio of expenses to average net assets attributable to common shares	2.58%		2.07%		1.86%		1.85%		1.82%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	2.58%		2.07%		1.85%		1.83%		1.82%
Ratio of net investment income to average net assets attributable to common shares	8.67%		8.45%		4.99%		5.94%		6.54%
Ratio of expenses to average managed assets(d)	1.73%		1.43%		1.66%		N/A		N/A
Portfolio turnover rate	103%		72%		66%		80%		77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,125	$	N/A	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	20		–		–		–		–
Asset coverage per share	$11,768 (e)	$	N/A	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000	$	N/A	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$93,000		$96,000		$73,000	$	N/A	$	N/A
Average borrowings outstanding during the period (000s)	$93,684		$100,261		$66,827 (f)	$	N/A	$	N/A
Asset coverage, end of period per $1,000	$3,314		$3,033		$4,100	$	N/A	$	N/A

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

46	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported.  Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.  Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)
Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing by the number of Mandatory Redeemable Preferred Shares outstanding.

(f)	Since first borrowing was made on July 29, 2014.

See Notes to Financial Statements.

Annual Report | December 31, 2016	47

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.20		$17.98		$19.12		$19.19		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.39		1.48		1.17		1.21		0.14
Net realized and unrealized gain/(loss) on investments	1.54		(2.89)		(1.03)		0.12		0.22
Total Income/(Loss) from Investment Operations	2.93		(1.41)		0.14		1.33		0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.34)		(1.37)		(1.17)		(1.21)		(0.13)
From net realized gains	–		–		(0.01)		(0.14)		(0.01)
From tax return of capital	–		–		(0.10)		(0.05)		(0.09)
Total Distributions to Common Shareholders	(1.34)		(1.37)		(1.28)		(1.40)		(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid- in capital	–		–		–		–		(0.04)
Total Capital Share Transactions	–		–		–		–		(0.04)

Net asset value per common share - end of period	$16.79		$15.20		$17.98		$19.12		$19.19
Market price per common share - end of period	$15.34		$13.37		$16.48		$17.80		$18.55

Total Investment Return - Net Asset Value(c)	21.02%		(7.42%)		1.27%		7.48%		1.73%
Total Investment Return - Market Price(c)	25.71%		(11.15%)		(0.29%)		3.51%		(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$749,868		$679,029		$803,029		$854,173		$856,376
Ratio of expenses to average net assets attributable to common shares	2.74%		2.33%		2.32%		2.21%		1.33	%(d)
Ratio of net investment income to average net assets attributable to common shares	8.73%		8.41%		6.16%		6.26%		2.79	%(d)
Ratio of expenses to average managed assets(e)	1.82%		1.57%		1.57%		1.57%		1.32	%(d)
Portfolio turnover rate	93%		74%		76%		73%		11%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,281	$	N/A	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	45		–		–		–		–
Asset coverage per share	$17,670 (f)	$	N/A	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000	$	N/A	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$377,000		$331,000		$389,500		$390,000		$125,000
Average borrowings outstanding during the period (000s)	$342,331		$382,162		$403,727		$357,342		$125,000	(g)
Asset coverage, end of period per $1,000	$2,989		$3,051		$3,062		$3,190		$7,851

48	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.
(c)
Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported.  Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.  Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)
Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing by the number of Mandatory Redeemable Preferred Shares outstanding.

(g)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.

Annual Report | December 31, 2016	49

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate  issuers, including first- and second-lien secured loans (“Secured  Loans”) and  high-yield corporate debt securities of  varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 150% of BGX’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets. Subject to the preceding restrictions, such Fund’s total long and short positions, either directly or through the use of derivatives, may total up to 160% of such Fund’s net assets.

On November 17, 2016, the Board of Trustees approved a change to BGX’s investment guidelines that took effective in January 2017. Under the new investment guidelines, BGX’s long positions are not limited. BGX’s short positions will continue to be limited to 30% of net assets.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior  Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs.  Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.  Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded.  Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee.  The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.
Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Annual Report | December 31, 2016	51

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2016:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$3,500,028	$2,989,258	$6,489,286
Automotive	–	6,048,939	940,602	6,989,541
Capital Equipment	–	491,412	1,018,697	1,510,109
Chemicals, Plastics and Rubber	–	7,256,190	856,534	8,112,724
Construction and Building	–	30,211,561	4,818,472	35,030,033
Containers, Packaging and Glass	–	15,642,180	1,787,946	17,430,126
Energy, Oil and Gas	–	10,369,249	100,428	10,469,677
Healthcare and Pharmaceuticals	–	46,245,461	5,739,652	51,985,113
Hotels, Gaming and Leisure	–	12,824,069	1,888,016	14,712,085
Retail	–	12,116,129	3,887,183	16,003,312
Services ‐ Business	–	31,342,051	8,401,298	39,743,349
Services ‐ Consumer	–	12,774,036	348,986	13,123,022
Telecommunications	–	28,736,123	1,018,822	29,754,945
Utilities Electric	–	22,885,004	497,500	23,382,504
Other	–	115,205,138	–	115,205,138
Corporate Bonds	–	13,173,535	–	13,173,535
Common Stock	–	532,249	–	532,249
Preferred Stocks	–	693,569	–	693,569
Rights and Warrants	–	33,864	–	33,864
Total	$–	$370,080,787	$34,293,394	$404,374,181

Blackstone / GSO Long‐Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$6,101,881	$652,023	$6,753,904
Capital Equipment	–	1,165,857	1,528,045	2,693,902
Construction and Building	–	18,586,237	3,325,167	21,911,404
Containers, Packaging and Glass	–	10,565,678	2,275,446	12,841,124
Energy, Oil and Gas	–	3,326,293	31,174	3,357,467
Healthcare and Pharmaceuticals	–	32,500,168	4,270,881	36,771,049
High Tech Industries	–	32,046,463	500,625	32,547,088
Services ‐ Business	–	27,615,160	5,408,763	33,023,923
Telecommunications	–	20,651,506	815,057	21,466,563
Utilities Electric	–	14,122,013	497,500	14,619,513
Other	–	79,807,694	–	79,807,694
Convertible Corporate Bonds	–	3,134,411	–	3,134,411
Corporate Bonds	–	55,249,708	–	55,249,708
Common Stock	394,886	–	–	394,886
Rights and Warrants	–	33,864	–	33,864
Total	$394,886	$304,906,933	$19,304,681	$324,606,500

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

Blackstone / GSO Strategic Credit Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Automotive	$–	$8,481,601	$4,475,380	$12,956,981
Beverage, Food and Tobacco	–	17,453,939	4,908,435	22,362,374
Capital Equipment	–	1,993,953	4,676,745	6,670,698
Construction and Building	–	73,001,350	13,176,361	86,177,711
Containers, Packaging and Glass	–	46,401,211	5,006,250	51,407,461
Energy, Oil and Gas	–	28,018,912	110,233	28,129,145
Healthcare and Pharmaceuticals	–	106,569,800	15,224,025	121,793,825
High Tech Industries	–	139,350,526	1,940,250	141,290,776
Hotels, Gaming and Leisure	–	18,187,363	2,832,024	21,019,387
Retail	–	28,439,757	1,851,633	30,291,390
Services ‐ Business	–	87,003,365	16,513,667	103,517,032
Telecommunications	–	63,444,419	3,260,230	66,704,649
Utilities Electric	–	53,633,465	1,592,995	55,226,460
Other	–	199,171,591	–	199,171,591
Convertible Corporate Bonds	–	2,645,754	–	2,645,754
Corporate Bonds
Energy, Oil and Gas	–	9,798,500	486,000	10,284,500
Other	–	217,082,581	–	217,082,581
Common Stock
Energy, Oil and Gas	1,410,386	1,445,261	8,171,108	11,026,755
Preferred Stocks	–	1,883,307	–	1,883,307
Rights and Warrants	–	81,262	–	81,262
Total	$1,410,386	$1,104,087,917	$84,225,336	$1,189,723,639

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2015	$61,179,315	$61,179,315
Accrued discount/ premium	81,619	81,619
Realized Gain/(Loss)	(916,216)	(916,216)
Change in Unrealized Appreciation/(Depreciation)	4,659,400	4,659,400
Purchases	20,992,685	20,992,685
Sales Proceeds	(29,834,184)	(29,834,184)
Transfer into Level 3	7,207,080	7,207,080
Transfer out of Level 3	(29,076,305)	(29,076,305)
Balance as of December 31, 2016	$34,293,394	$34,293,394
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2016	$193,322	$193,322

Annual Report | December 31, 2016	53

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

Blackstone / GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation	Total
Balance as of December 31, 2015	$46,007,743	$5,848,889	$51,856,632
Accrued discount/ premium	99,775	21,779	121,554
Realized Gain/(Loss)	(691,463)	(526,895)	(1,218,358)
Change in Unrealized Appreciation/(Depreciation)	2,851,414	670,227	3,521,641
Purchases	18,174,509	–	18,174,509
Sales Proceeds	(24,723,018)	(6,014,000)	(30,737,018)
Transfer into Level 3	–	–	–
Transfer out of Level 3	(22,414,279)	–	(22,414,279)
Balance as of December 31, 2016	$19,304,681	$–	$19,304,681
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2016	$759,590	$–	$759,590

Blackstone / GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2015	$129,630,453	$6,520,300	$2,437,065	$138,587,818
Accrued discount/ premium	174,001	(13,472)	–	160,529
Realized Gain/(Loss)	(1,043,844)	(314,238)	2,437,031	1,078,949
Change in Unrealized Appreciation/(Depreciation)	7,691,837	1,294,000	(6,075,953)	2,909,884
Purchases	67,102,799	476,280	11,810,030	79,389,109
Sales Proceeds	(50,204,973)	(7,476,870)	(2,437,065)	(60,118,908)
Transfer into Level 3	2,664,389	–	–	2,664,389
Transfer out of Level 3	(80,446,434)	–	–	(80,446,434)
Balance as of December 31, 2016	$75,568,228	$486,000	$8,171,108	$84,225,336
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2016	$1,441,745	$9,678	$(3,638,888)	$(2,187,465)

Information about Level 3 fair value measurements as of December 31, 2016:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$34,293,394	Third‐party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$19,304,681	Third‐party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$75,568,228	Third‐party vendor pricing service	Broker quotes	N/A
Corporate Bonds	$486,000	Recent Transaction	Transaction Price	100
Common Stock	$7,507,008	Market Approach	Energy Market	.90x, 44, 15.50
			Multiples(a)(b)
Common Stock	$664,100	Third‐party vendor pricing service	Volume Weighted	$22.65
			Average Price(b)

(a)	PV-10, Production (Mboe(d)), Proved Reserves (MMboe)

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

(b)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Energy Market Multiples	Increase	Decrease
Volume Weighted Average Price	Increase	Decrease

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2016 BSL, BGX and BGB paid excise taxes of $15,132, $77,101, and $153,510, respectively.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly‐owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day‐to‐day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in‐person joint meeting of the Board of Trustees.  If such in‐person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in‐person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended.  The Funds will also reimburse independent Trustees for travel and out‐of‐pocket expenses incurred in connection with such meetings.

Annual Report | December 31, 2016	55

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out‐of‐pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out‐of‐pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2016, excluding temporary short‐term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$391,351,461	$372,647,962
Blackstone / GSO Long‐Short Credit Income Fund	328,173,278	309,771,628
Blackstone / GSO Strategic Credit Fund	1,106,918,636	989,364,960

NOTE 5. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2016, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a‐7.

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Common shares outstanding ‐ beginning of period	15,217,684	15,217,684
Common shares issued as reinvestment of dividends	7,494	–
Common shares outstanding ‐ end of period	15,225,178	15,217,684

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Common shares outstanding ‐ beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding ‐ end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Common shares outstanding ‐ beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding ‐ end of period	44,664,382	44,664,382

56	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

NOTE 7. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non‐U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2016, 87.57% of BSL’s Managed Assets were held in Senior Loans, 80.95% of BGX's Managed Assets were held in Secured Loans, and 100.50% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re‐determined periodically, either daily, monthly, quarterly or semi‐annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non‐payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non‐payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2016, BSL, BGX and BGB had invested $40,351,505, $45,074,920 and $142,041,511, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange‐listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker‐dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker‐dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not  be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker‐dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation. None of the Funds had outstanding participations as of December 31, 2016.

Annual Report | December 31, 2016	57

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016
NOTE 8. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non‐payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non‐performing, distressed or defaulted. CLOs with underlying assets of non‐performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 9. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. On October 8, 2014, BSL redeemed 100% of the senior secured notes and term preferred shares at 100% of their principal amount or liquidation preference, as applicable, and paid amounts representing the final accumulated interest or dividend amounts owed through the redemption date. BSL financed the prepayment of its senior secured notes and term preferred shares with borrowings under a new 364‐day revolving credit facility described below.

Through July 29, 2014, BGX employed leverage through securities lending arrangements and swap arrangements. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consisted of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage did not exceed 30% of its net assets.

On July 27, 2016 BGX and BGB issued 7‐year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at December 31, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of December 31, 2016 are shown on BGB and BGX’s Statement of Assets and Liabilities. The amount of expense amortized during the year ended December 31, 2016 is shown on BGB and BGX’s Statement of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in the Declaration of Trust or Bylaws, herein or the Securities Purchase Agreement or as otherwise required by applicable law, each Holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding Preferred Shares and Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of Outstanding Preferred Shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a 364‐day revolving line of credit (“Leverage Facility”) for BSL and BGX and a 728‐day Leverage Facility for BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015 and October 5, 2016, to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, and July 26, 2016, to borrow up to a limit of $112 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, and December 16, 2016, to borrow up to a limit of $415 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 0.80% above LIBOR for BSL and BGX and 0.975% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2016, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $131 million, $93 million, and $377 million, at an interest rate of 1.54%, 1.57%, and 1.75%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the period of January 1, 2016 through December 31, 2016, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $122,782,104 and 1.23%, $93,684,426 and 1.25%, and $342,330,601 and 1.22%, respectively.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon. As of December 31, 2016, each Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2016, BSL’s, BGX’s, and BGB’s leverage represented 32.82%, 34.43% and 36.01% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 6.09% and 3.84% of Managed Assets attributable to the MRPS, respectively.

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short‐term capital gains) and long‐term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long‐term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long‐term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2016, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income	Increase Accumulated net realized loss on investments
Blackstone / GSO Senior Floating Rate Term Fund	$(106,272)	$31,078	$75,194
Blackstone / GSO Long‐Short Credit Income Fund	$(77,101)	$77,101	$–
Blackstone / GSO Strategic Credit Fund	$(153,510)	$153,510	$–

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2016 and December 31, 2015 was as follows:

2016	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$17,608,045	$18,520,211	(a)	$60,715,885	(a)
Total	$17,608,045	$18,520,211		$60,715,885

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Annual Report | December 31, 2016	59

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

2015	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From: Ordinary Income	$17,804,690	$16,182,551	$60,966,881
Total	$17,804,690	$16,182,551	$60,966,881

At December 31, 2016, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$398,079	$10,446,090
Blackstone / GSO Long‐Short Credit Income Fund	$5,167,997	$12,832,124
Blackstone / GSO Strategic Credit Fund	$14,067,689	$38,873,648

The Funds elects to defer to the period ending December 31, 2017, capital losses recognized during the period November 1, 2016 to December 31, 2016 in the amount of:

Fund	Capital Losses
Blackstone / GSO Senior Floating Rate Term Fund	$69,957
Blackstone / GSO Long‐Short Credit Income Fund	$515,906
Blackstone / GSO Strategic Credit Fund	$3,223,806

The Blackstone/GSO Senior Floating Rate Term Fund utilized capital loss carryovers during the year ended December 31, 2016 of $573,663.

At December 31, 2016, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$2,224,258	$2,397,500	$7,703,265
Accumulated capital losses	(10,914,126)	(18,516,027)	(56,165,143)
Unrealized depreciation	(9,219,684)	(5,483,848)	(41,654,061)
Other Cumulative effect of timing differences	11,568	(124,814)	(280,831)
Total	$(17,897,984)	$(21,727,189)	$(90,396,770)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short‐term securities at December 31, 2016, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$413,593,865	$330,090,348	$1,231,366,075
Gross appreciation (excess of value over tax cost)	$7,528,430	$7,181,084	$25,651,547
Gross depreciation (excess of tax cost over value)	(16,748,114)	(12,664,932)	(67,293,983)
Net depreciation of foreign currency and derivatives	–	–	(11,625)
Net unrealized depreciation	$(9,219,684)	$(5,483,848)	$(41,654,061)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2016‐19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2016

NOTE 12. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On January 31, 2017 BSL paid the regularly scheduled distribution in the amount of $0.097 per share to shareholders of record as of December 30, 2016. On February 16, 2017, BSL went ex with respect to the regularly scheduled monthly distribution of $0.097 to stockholders of record as of February 21, 2017. On February 22, 2017 BSL declared the regularly scheduled monthly distributions for stockholders of record as of March 24, 2017, April 21, 2017 and May 23, 2017 in the amount of $0.097 per share.

Shareholder Distributions for BGX: On January 31, 2017 BGX paid the regularly scheduled and special distributions in the amounts of $0.103 and $0.253, respectively, per share to shareholders of record as of December 30, 2016. On February 16, 2017, BGX went ex with respect to the regularly scheduled monthly distribution of $0.103 to stockholders of record as of February 21, 2017. On February 22, 2017, BGX declared the regularly scheduled monthly distributions for stockholders of record as of March 24, 2017, April 21, 2017 and May 23, 2017 in the amount $0.103 per share.

Shareholder Distributions for BGB: On January 31, 2017 BGB paid the regularly scheduled and special distributions in the amounts of $0.105 and $0.084, respectively, per share to shareholders of record as of December 30, 2016. On February 16, 2017, BGB went ex with respect to the regularly scheduled monthly distribution of $0.105 to stockholders of record as of February 21, 2017. On February 22, 2017, BGB declared the regularly scheduled monthly distributions for stockholders of record as of March 24, 2017, April 21, 2017 and May 23, 2017 in the amount $0.105 per share.

Effective January 1, 2017, the board approved to increase the aggregate base retainer (for all three Funds combined) for each Independent Trustee to $70,000, to increase the aggregate retainer for the Lead Independent Trustee to $14,000 and to increase the aggregate retainer for the chairs of the Audit and Nominating and Governance Committees to $10,000. The Trustee compensation increase was approved at the November 17, 2016 board meeting.

Annual Report | December 31, 2016	61

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long‐Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long‐Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund (the “Funds”) as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long‐Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund as of December 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 28, 2017

62	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

December 31, 2016 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt‐in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non‐certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt‐in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2016	63

Blackstone / GSO Funds	Additional Information

December 31, 2016 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ Forms N‐Q will be available (1) on the Funds’ website located at http://www.blackstone‐gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1‐800‐SEC‐0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1‐877‐876‐1121, (2) on the Funds’ website located at http://www.blackstone‐gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve‐month period ended June 30 is available on Form N‐PX by August 31 of each year (1) without charge, upon request, by calling 1‐877‐876‐1121, (2) on the Funds’ website located at http://www.blacksone‐gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N‐CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. For the fiscal year ended December 31, 2016, the qualified interest related dividend percentages for foreign shareholders were:

Fund Name	Percentage
Blackstone / GSO Senior Floating Rate Term Fund	97.41%
Blackstone / GSO Long Short Credit Income Fund	87.93%
Blackstone / GSO Strategic Credit Fund	91.02%

In early 2017, if applicable, shareholders of record will receive information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099.

64	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

December 31, 2016 (Unaudited)

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•    Social Security number and income
•    Assets and investment experience
•    Risk tolerance and transaction history

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?
Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi–Manager Fund and Blackstone Alternative Multi–Strategy Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long–Short Credit Income Fund and Blackstone / GSO Strategic Income Fund

What We Do
How do Blackstone Registered Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Blackstone Registered Funds collect my personal information?
We collect your personal information, for example, when you:
•   open an account or give us your income information
•   provide employment information or give us your contact information
•   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Annual Report | December 31, 2016	65

Blackstone / GSO Funds	Privacy Procedures

December 31, 2016 (Unaudited)

Why can't I limit all sharing?
Federal law gives you the right to limit only:
•   sharing for affiliates’ everyday business purposes—information about your creditworthiness
•   affiliates from using your information to market to you
•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non financial companies.
• Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Our joint marketing partners include financial services companies.
Other Important Information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

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Blackstone / GSO Funds	Trustees & Officers

December 31, 2016 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON–INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	6	None
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	6	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001–2010.	6	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

Annual Report | December 31, 2016	67

Blackstone / GSO Funds	Trustees & Officers

December 31, 2016 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co‐head of RBC Capital Market's Alternative Investments Unit.	3	None

OFFICERS
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co‐head of RBC Capital Market's Alternative Investments Unit.

Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2016 BGX: March 2016 BGB: March 2016 Term of Office: Indefinite
Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.

Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite
Mr. Zable is a Senior Managing Director of GSO.  Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

68	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

December 31, 2016 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite
Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)
The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(3)	"Interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | December 31, 2016	69

Blackstone / GSO

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Thomas W. Jasper
Michael Holland
Edward H. D'Alelio
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President
and Assistant Secretary
Marisa Beeney
Chief Compliance Officer,
Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Ste 3600
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant's Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant's "audit committee financial expert." Mr. Jasper is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

(a)
Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and December 31, 2015 were $85,600 and $83,100, respectively.

(b)
Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2016 and December 31, 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2016 and December 31, 2015 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,545 and $7,345, respectively.

(d)
All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2016 and December 31, 2015, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant's audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 were $7,545 and $7,345, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman
Edward H. D'Alelio
Michael Holland
Gary S. Schpero

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant's policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 10, 2017

The lead portfolio manager for the registrant (also referred to as the "Fund") is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the "Investment Committee") of GSO / Blackstone Debt Funds Management LLC (the "Adviser"). The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund's day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015
Mr. Zable a Senior Managing Director of the Adviser. Before joining the Adviser in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Gordon McKemie	Portfolio Manager	Since April 2015
Mr. McKemie is a Principal of the Adviser and is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Before joining the Adviser, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital, after beginning his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

(a)(2) As of December 31, 2016, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	3*	$1.7 billion*	0	0
Other Pooled Accounts	21	$11.7 billion	21	$11.7 billion
Other Accounts	1	$0.6 billion	0	0

Gordon McKemie					See below(1)
Registered Investment Companies	4*	$3.0 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

*	Including the registrant.

(1)	Potential Conflicts of Interest

The Adviser (including the portfolio managers), The Blackstone Group L.P. (together with its affiliates, "Blackstone") and their respective affiliates will be subject to certain conflicts of interest. These conflicts will arise primarily from the involvement of the Adviser, Blackstone and their respective affiliates, or collectively, the "Firm," in other activities that may conflict with the activities of each of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund (collectively, the "Funds"). Fund shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Funds' interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Funds' or the interests of the Funds' shareholders. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm's Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across Blackstone's various businesses that the Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Funds expect the Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Funds and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Funds and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Funds, may require the Funds to share such opportunities or otherwise limit the amount of an opportunity the Funds can otherwise take.

Other Relationships

As part of its regular business, the Firm provides a broad range of other services. In addition, the Firm may provide services in the future beyond those currently provided. The Funds will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Funds, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Funds. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Funds' activities are expected to be constrained as a result of the inability of the Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser's portfolio managers. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Funds' activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm may be engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Funds to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction, the Adviser will consider those relationships and may determine to not consider the investment for the Funds as a result of such relationships, as may be permitted by law. The Funds may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments, as may be permitted by law and in accordance with the Adviser's applicable procedures.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Funds and other clients, including other investment funds, and any other investment vehicles that the Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Funds will not have an interest (such other clients, funds and accounts, collectively the "Other Adviser Accounts"). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which the Funds will not have an interest (such other clients, funds and accounts, collectively, the "Other Blackstone Accounts" and, together with the Other Adviser Accounts, the "Other Accounts"). The respective investment programs of the Funds and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Funds although it is Adviser's policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Funds on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with those of the Funds. The Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Adviser determines not invest on behalf of the Funds for regulatory, investment or other reasons. Affiliates of the Adviser engage in an investment advisory business separate from the Adviser, including with respect to accounts that compete with the Funds, and have no obligation to make investment opportunities available to the Funds.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Adviser and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies utilized by the Adviser in providing investment advisory services to the Funds and may affect the prices and availability of the securities and instruments in which the Funds invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Funds and Other Accounts.

The Adviser may have a conflict of interest in allocating investment opportunities between the Funds and Other Accounts, including where the Adviser may be incentivized to invest on behalf of the Funds that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Adviser who are responsible for selecting investments for the Funds have large personal stakes in Other Accounts, or where personnel of the Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Adviser to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Adviser, be suitable for the Funds. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Funds and may not be allocated to the Funds. Such investments, while high risk, can at times offer exceptional returns, and the Funds may not be able to participate in these returns.

The Adviser is committed to transacting in securities and loans in a manner that is consistent with the Funds' investment objectives and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Funds and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Adviser determines which clients', including the Funds' and the Other Accounts', investment mandates are consistent with the investment opportunity taking into account the Funds' and such Other Account's risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Funds and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Adviser complies with specific allocation procedures set forth in the applicable Fund governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Funds and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Funds or an Other Account from an allocation). In instances where the Funds and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Funds. Any such allocations must be documented in accordance with the Adviser's procedures and be undertaken with reference to one or more of the following considerations: (a) the risk-return and target-return profile of the investment opportunity relative to the Funds' and the Other Accounts' current risk profile; (b) the Funds' or the Other Accounts' investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios' overall holdings; (c) the need to re-size risk in the Funds' or the Other Accounts' portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Funds' and the Other Accounts' portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (d) the Funds' and the Other Accounts' liquidity considerations, including during a ramp-up or wind-down of the Funds or Other Accounts, proximity to the end of the Funds' or the Other Accounts' specified terms or investment period, any redemption/withdrawal requests from or with respect to the Funds or the Other Accounts, anticipated future contributions and available cash; (e) tax consequences; (f) regulatory or contractual restrictions or consequences; (g) avoiding de minimis or odd lot allocations; (h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (i) the Funds' or the Other Accounts' investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Funds or an Other Account; (k) managing any actual or potential conflict of interest; (l) with respect to investments that are made available to the Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Funds or the Other Accounts, the absence of such relationships; and (m) any other considerations deemed relevant by the Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Funds, notwithstanding the Adviser's general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Funds' interests, but the Funds will be treated fairly and equitably over time and in a manner consistent with the Adviser's fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable.

From time to time, the Adviser expects the Funds and Other Accounts to make investments at different levels of a borrower's or an issuer's capital structure or otherwise in different classes of a borrower's or an issuer's securities, as may permitted by law and subject to compliance with appropriate procedures. When making such investments, the Adviser expects the Funds and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent that the Funds hold interests that are different (or more senior or junior) than those held by the Other Accounts, the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with those of the Funds. Furthermore, it is possible that the Funds' interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Funds and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Funds may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Funds may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Funds' best economic interests to do so. Also, the Funds may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Funds to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Funds and their affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to the Funds that it would otherwise allocate, subject to the Adviser's then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Funds' service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Funds and/or sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Funds that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider's provision of certain investment-related services that the Adviser believes to be of benefit to the Funds or Other Accounts). Advisers and their service providers, or their affiliates, often charge different rates or have different arrangements for specific types of services. Therefore, based on the types of services used by the Funds and their portfolio companies as compared to the Adviser, Blackstone and their affiliates and the terms of such services, the Adviser, Blackstone or their affiliates may benefit to a greater degree from such vendor arrangements than the Funds or their portfolio companies.

Allocation of Personnel

The Adviser and its officers, managers, members and employees will devote as much of their time to the Funds' activities as the Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Funds and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers, managers, members and employees will not be devoted exclusively to the Funds' business but will be allocated between the Funds' business and the management of the assets of other clients of the Adviser.

Material Non-Public Information

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Funds until such time as the information became public or was no longer deemed material to preclude the Funds from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the Funds' affairs will be limited. Therefore, the Funds may not have access to material nonpublic information in the possession of the Firm which might be relevant to an investment decision to be made on the Funds' behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Adviser or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Funds. These clients may themselves represent appropriate investment opportunities for the Funds or may compete with the Funds for investment opportunities.

Portfolio Company Relationships

The entities in which the Funds invest are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts' governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Funds will derive no benefit, subject to applicable law. For example, the Firm may offer the Funds' portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Funds on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm's length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors' fees or other similar compensation. Such amounts may, but are not expected to be, material, and will not be passed through to the Funds.

Transactions with Other Accounts

From time to time, the Funds may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Adviser's fiduciary obligations to the Funds, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Funds may acquire a security from an issuer in which a separate security has been acquired by other Adviser or Blackstone affiliates. When making such investments, the Funds and other Adviser or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Funds become a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Funds' investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Funds' ability to enter into certain transactions with certain of the Funds' affiliates. As a result of these restrictions, the Funds may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Funds may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between its interests in the Funds and the portfolio company, in that the ability of the Adviser to act in the Funds' best interest might be restricted by applicable law. The 1940 Act also prohibits certain "joint" transactions with certain of the Funds' affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Funds.

Restrictions Arising under the Securities Laws

The Firm's activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Funds, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Funds' performance.

Senior and Other Advisors

The Adviser may engage and retain senior advisors, industry experts, consultants, and other similar professionals ("Senior and Other Advisors") who are not employees or affiliates of the Adviser and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from the Adviser or its clients). In such circumstances, such payments from, or allocations of a profits interest with respect to, portfolio companies and/or clients will not result in the offset of any management fees otherwise due. These Senior and Other Advisors often have the right to co-invest alongside clients, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such portfolio company, and such co-investment and/or participation (which generally would reduce the amount invested by clients in any investment) generally would not be considered as part of the Adviser's side-by-side co-investment rights. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors may be (or have the preferred right to be) investors in other Advisor clients and/or be permitted to participate in the Adviser's side-by-side co-investment rights. The nature of the relationship with each of the Senior and Other Advisors and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide the Adviser with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. In certain instances, the Adviser has formal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement) by the Adviser, the relevant clients, and/or portfolio companies or otherwise uncompensated unless and until an engagement with a portfolio company develops. In certain cases, the Senior and Other Advisors have certain attributes of Adviser "employees" (e.g. they may have dedicated offices at the Adviser, participate in general meetings and events for Adviser personnel, work on Adviser matters as their primary or sole business activity) even though they are not considered Adviser employees, affiliates or personnel for the purposes of certain agreements and provisions within such agreements. There can be no assurance that any of the Senior and Other Advisors will continue to serve in such roles and/or continue their arrangements with the Adviser, the clients and/or any portfolio companies throughout the term of the relevant clients.

(a)(3) Portfolio Manager Compensation as of December 31, 2016.

The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2016.

Portfolio Managers	Dollar Range of the Registrant's Securities Owned by the Portfolio Managers
Robert Zable	$10,001-$50,000
Gordon McKemie	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 10, 2017

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Strategic Credit Fund

By:	/s/ Daniel H. Smith
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 10, 2017

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 10, 2017